UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-02679

DAVIS SERIES, INC.
(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Address of principal executive offices)

Ryan M. Charles
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Name and address of agent for service)

Registrant’s telephone number, including area code: 520-806-7600
Date of fiscal year end: December 31, 2018
Date of reporting period: December 31, 2018

____________________

ITEM 1. REPORT TO STOCKHOLDERS

Davis Opportunity Fund

Davis Financial Fund

Davis Real Estate Fund

Davis Appreciation and Income Fund

Davis Government Bond Fund

Davis Government Money Market Fund

(part of Davis Series, Inc.)

December 31, 2018

ANNUAL REPORT

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Funds' shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details regarding whether your election to receive reports in paper will apply to all funds held with financial intermediary.

Over 50 Years of Reliable Investing™

DAVIS SERIES, INC.	Table of Contents

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis Series, Inc. prospectus, which contains more information about investment strategies, risks, charges, and expenses. Please read the prospectus carefully before investing or sending money.
Shares of the Davis Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.
Portfolio Proxy Voting Policies and Procedures
The Funds have adopted Portfolio Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. A description of the Funds’ Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds’ website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds’ Form N-PX filing is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds’ website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.
Form N-Q and Form N-MFP
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. In addition, Davis Government Money Market Fund files its complete schedule of portfolio holdings with the SEC for each month end on Form N-MFP. The Funds’ Form N-Q and Davis Government Money Market Fund’s Form N-MFP are available without charge, upon request, by calling 1-800-279-0279, on the Funds’ website at www.davisfunds.com, and on the SEC’s website at www.sec.gov. Effective March 31, 2019, Form N-PORT Exhibit F will replace Form N-Q. Davis Government Money Market Fund Form N-Q is rescinded as of August 1, 2019.

DAVIS SERIES, INC.	Shareholder Letter

Dear Fellow Shareholder,

As stewards of our customers’ savings, the management team and Directors of Davis Funds recognize the importance of candid, thorough, and regular communication with our shareholders. In our Annual and Semi-Annual Reports we include all of the required quantitative information such as audited financial statements, detailed footnotes, performance reports, fund holdings, and performance attribution. Also included is a list of positions opened and closed.

In addition, we produce a Manager Commentary for certain funds, which is published semi-annually. In this commentary, we give a more qualitative perspective on fund performance, discuss our thoughts on individual holdings, and share our investment outlook. You may obtain a copy of the current Manager Commentary either on our website, www.davisfunds.com, or by calling 1-800-279-0279.

We thank you for your continued trust. We will do our best to earn it in the years ahead.

Sincerely,

Christopher C. Davis
President

February 1, 2019

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS OPPORTUNITY FUND

Performance Overview
Davis Opportunity Fund underperformed the Standard & Poor’s 1500® Index (“S&P 1500®”) for the twelve-month period ended December 31, 2018 (the “period”). The Fund’s Class A shares delivered a total return on net asset value of (13.50)%, versus a (4.96)% return for the S&P 1500®. The sectors1 within the S&P 1500® that reported the strongest performance were Health Care (up 7%), Utilities (up 4%), and Consumer Discretionary (up 2%). The sectors within the S&P 1500® that reported the weakest performance were Energy (down 19%), Materials (down 16%), and Industrials (down 13%).

Detractors from Performance
The Fund’s Consumer Discretionary sector holdings were the most significant detractor2 from performance. The Fund’s weaker stock selection hindered its performance (down 22%, versus up 2% for the S&P 1500®). Individual disappointments included Adient3 (down 80%), the top detractor, and JD.com (down 49%).

Likewise, the Fund’s Energy holdings adversely affected both absolute and relative performance. This was due to poorer performing securities (down 32%, compared with down 19% for the S&P 1500®) and a significantly overweight position (14% average weighting, versus 6% for the S&P 1500®) in this weak performing sector. Apache (down 36%), Seven Generations Energy (down 45%), and Encana (down 56%) were laggards. Seven Generations Energy was acquired at the beginning of the period.

While both the Fund’s and the S&P 1500®’s Information Technology holdings produced negative returns, the Fund’s securities in this sector did not perform as well as those of the S&P 1500® (down 4%, versus down 1%). Fang Holdings (down 74% in 2018) was a notable detractor from performance. During the period, a new sector was launched, Communication Services, and Fang Holdings was moved into this sector, however prior to its move it was the leading detractor from the Fund’s Information Technology holdings (down 54%).

The Fund’s Industrials holdings were negative (down 13%). General Electric (down 43%), which was purchased during the period, United Technologies (down 15%), the second-largest holding at the end of the period, and Johnson Controls (down 20%) all hindered performance.

Wells Fargo (down 22%), from the Financials sector, which was the fourth-largest holding at the end of the period, also weakened Fund performance.

Contributors to Performance
Returns from holdings in Health Care sector, the strongest sector within the S&P 1500® for the period, were the most significant absolute contributor to performance and were also a substantial relative contributor. The Fund benefited from strong performing securities in this sector (up 15%, versus up 7% for the S&P 1500®). A number of the Fund’s Health Care holdings generated strong gains, including Aetna (up 19%), Express Scripts Holding (up 24%), Shire (up 38%), and Diplomat Pharmacy (up 16%). Shire was a new purchase during the period. Aetna merged into CVS Health, while Express Scripts Holding and Diplomat Pharmacy were sold.

Although the Fund’s Financials produced a negative return, this position was the top contributor when compared to the S&P 1500® due to slightly stronger stock selection (down 8%, versus down 12%) and a slightly underweight position (14% average weighting, compared with 15%). Sul America (up 35%) was a notable contributor.

The Fund’s Information Technology holdings contributed to absolute performance. ANGI Homeservices (up 88%), which was sold, was a strong-performing security during the period. Alphabet, which was moved out of the Information Technology sector during the period, was not among the top contributors, however, it produced strong returns for this sector (up 14%).

Additional contributors for the period included Amazon (up 28%), the top contributor, and Grab (up 11%), from the Consumer Discretionary sector, and Safran (up 19%) and Azul (up 75%), from the Industrials sector. Azul was purchased in September.

When compared to the S&P 1500®, the Fund benefited significantly by having approximately 4% of its average net assets in repurchase agreements. The Fund ended the period with roughly 26% of assets in foreign securities. These foreign holdings outperformed the Fund’s domestic holdings.

Davis Opportunity Fund’s investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis Opportunity Fund’s principal risks are: common stock risk, depositary receipts risk, emerging market risk, fees and expenses risk, foreign country risk, foreign currency risk, headline risk, large-capitalization companies risk, manager risk, mid- and small-capitalization companies risk, and stock market risk. See the prospectus for a full description of each risk.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended December 31, 2018, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, December 31, 2018, unless otherwise noted.
[1]
The companies included in the Standard & Poor 1500® Index are divided into eleven sectors. One or more industry groups make up a sector. For purposes of measuring concentration, the Fund generally classifies companies at the industry group or industry level. See the SAI for additional information regarding the Fund’s concentration policy.

[2]
A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS OPPORTUNITY FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Opportunity Fund Class A versus the Russell 3000® Index and the Standard & Poor 1500® Index over 10 years for an investment made on December 31, 2008

Average Annual Total Return for periods ended December 31, 2018

Fund & Benchmark Indices	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	(13.50)%	6.67%	13.34%	10.02%	12/01/94	0.94%	0.94%
Class A - with sales charge	(17.61)%	5.64%	12.79%	9.80%	12/01/94	0.94%	0.94%
Class C**	(14.92)%	5.84%	12.44%	6.73%	08/15/97	1.71%	1.71%
Class Y	(13.30)%	6.93%	13.63%	7.16%	09/18/97	0.69%	0.69%
Russell 3000® Index***	(5.24)%	7.91%	13.18%	9.50%
S&P 1500® Index***	(4.96)%	8.24%	13.19%	9.59%

The Russell 3000® Index measures the performance of the 3,000 largest companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Investments cannot be made directly in the Index.
The Standard & Poor’s 1500® Index is comprised of the S&P 500®, S&P MidCap 400®, and S&P SmallCap 600® indices, which together represent approximately 90% of U.S. market capitalization. Investments cannot be made directly in the Index.
The performance data quoted in this report represents past performance, assumes that all distributions were reinvested, and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance data quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more recent month-end performance information, please call Investor Services at 1-800-279-0279 or visit the Fund’s website at www.davisfunds.com.
Davis Opportunity Fund’s performance benefited from IPO purchases in 2013 and 2014. After purchase, the IPOs rapidly increased in value. The Adviser purchases shares intending to benefit from long-term growth of the underlying company; the rapid appreciation of the IPOs were unusual occurrences.

*Reflects 4.75% front-end sales charge.
**Includes any applicable contingent deferred sales charge. Because Class C shares automatically convert to Class A shares after 10 years, the “Since Inception” return for Class C reflects Class A performance for the period after conversion.
***Inception return is from 12/01/94.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS GOVERNMENT BOND FUND

Performance Overview

Davis Government Bond Fund underperformed the Bloomberg Barclays U.S. Government 1-3 Year Bond Index (“Barclays Index”) for the twelve-month period ended December 31, 2018 (the “period”). The Fund’s Class A shares delivered a total return on net asset value of 0.42%, versus a 1.58% return for the Barclays Index. Similar to past periods, expenses weighed on the performance of the Fund.

The Fund’s investment strategy, under normal circumstances, is to invest exclusively in U.S. Government securities and repurchase agreements, collateralized by U.S. Government securities, with a weighted average maturity of three years or less. Consistent with its investment strategy, the Fund maintained a short weighted average maturity (2.03 years as of the end of the period). During the period, the Fund’s largest average weight position and the strongest contributor to performance were its collateralized mortgage obligation holdings.

Davis Government Bond Fund’s investment objective is current income. There can be no assurance that the Fund will achieve its objective. Davis Government Bond Fund’s principal risks are: changes in debt rating risk, credit risk, extension and prepayment risk, fees and expenses risk, inflation risk, interest rate risk, repurchase agreement risk, U.S. Government securities risk, and variable current income risk. See the prospectus for a full description of each risk.

Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended December 31, 2018, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, December 31, 2018, unless otherwise noted.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS GOVERNMENT BOND FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Government Bond Fund Class A versus the FTSE U.S. Treasury/Agency 1-3 Year Index and the Bloomberg Barclays U.S. Government
1-3 Year Bond Index over 10 years for an investment made on December 31, 2008

Average Annual Total Return for periods ended December 31, 2018

Fund & Benchmark Indices	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	0.42%	0.38%	0.83%	3.01%	12/01/94	1.13%	1.12%
Class A - with sales charge	(4.35)%	(0.59)%	0.34%	2.80%	12/01/94	1.13%	1.12%
Class C**	(1.32)%	(0.40)%	0.02%	2.11%	08/19/97	1.98%	1.97%
Class Y	0.83%	0.74%	1.11%	2.48%	09/01/98	0.94%	0.91%
FTSE U.S. Treasury/Agency 1-3 Year Index***	1.57%	0.80%	0.98%	3.61%
Bloomberg Barclays U.S. Government 1-3 Year Bond Index***	1.58%	0.82%	1.03%	3.63%

The FTSE U.S. Treasury/Agency 1-3 Year Index (formerly known as the Citigroup U.S. Treasury/Agency 1-3 Year Index) is a recognized unmanaged index of short-term U.S. Government securities’ performance. Investments cannot be made directly in the Index.
The Bloomberg Barclays U.S. Government 1-3 Year Bond Index measures the investment grade, U.S. dollar-denominated, fixed-rate Treasuries and government-related securities. Investments cannot be made directly in the Index.
The performance data quoted in this report represents past performance, assumes that all distributions were reinvested, and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance data quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more recent month-end performance information, please call Investor Services at 1-800-279-0279 or visit the Fund’s website at www.davisfunds.com.
*Reflects 4.75% front-end sales charge.
**Includes any applicable contingent deferred sales charge. Because Class C shares automatically convert to Class A shares after 10 years, the “Since Inception” return for Class C reflects Class A performance for the period after conversion.
***Inception return is from 12/01/94.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS FINANCIAL FUND

Performance Overview
Davis Financial Fund underperformed the Standard & Poor’s 500® Index (“S&P 500®”) for the twelve-month period ended December 31, 2018 (the “period”). The Fund’s Class A shares delivered a total return on net asset value of (11.78)%, versus a (4.38)% return for the S&P 500®. The Financials sector1 holdings for both the Fund and the S&P 500® produced negative returns during the period (both down 11%). The sectors within the S&P 500® that reported the strongest performance were Health Care (up 6%), Consumer Discretionary (up 5%), and Utilities (up 4%). The sectors within the S&P 500® that reported the weakest performance were Energy (down 18%), Materials (down 15%), and Industrials (down 13%).

Detractors from Performance
The Fund’s Capital Markets holdings were the most significant detractor2 from the Fund’s performance relative to the S&P 500® and were an important absolute detractor. The Fund’s significant overweight position in Capital Markets securities (21%, versus 3% for the S&P 500®) and its weaker stock choices (down 19%, versus down 15% for the S&P 500®) hindered both absolute and relative performance. Julius Baer3 (down 41%), Goldman Sachs (down 34%), State Street (down 34%), and Bank of New York Mellon (down 11%) all took a toll on the Fund’s performance.

The Fund’s Bank holdings hindered performance. Four of the Fund’s Bank securities were among the top laggards for the period, including Wells Fargo (down 22%), U.S. Bancorp (down 12%), DNB ASA (down 14%), and Bank of N.T. Butterfield & Son (down 14%).  Bank of N.T. Butterfield & Son and DNB ASA were both acquired during the period. U.S. Bancorp was the second-largest position at the end of the period representing 7.33% of net assets.

Likewise, the Fund’s performance was negatively impacted by the Fund’s overweight position in Consumer Finance holdings (12%, versus 1% for the S&P 500®). While the Fund’s Consumer Finance holdings outperformed those of the S&P 500®, they still produced negative returns (down 13%, compared with down 17%). Capital One (down 23%) was the top detractor for the period.

Markel (down 9%), an Insurance holding, hindered performance and the Fund’s foreign holdings significantly underperformed its domestic holdings (down 17%, compared to down 9%).

Contributors to Performance
The Fund’s Diversified Financial Services holdings were the most significant contributor to performance during the period. The Fund benefited from its stronger returns (up 11%, versus up 7% for the S&P 500®) in this industry. Visa (up 16%) was the top contributor for the period. Berkshire Hathaway (up 3%), the Fund’s largest holding at the end of the period representing 7.86% of net assets, also aided absolute performance.

A number of the Fund’s Insurance holdings were key contributors to performance, including Alleghany (up 6%), Everest Re Group (up 1%), Swiss Re AG (up 3%), and Marsh & McLennan (up 2%). Brookfield Business Partners (up 18%), a Capital Goods holding, also aided performance. Marsh & McLennan and Brookfield Business Partners were sold during the period. While KKR, a Capital Markets holding, was down 4% for the year, it was a key contributor as the Fund sold a large number of shares for a profit in the third quarter.

The Fund had an average weighting of 4% of net assets in repurchase agreements, which helped absolute performance.

Davis Financial Fund’s investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis Financial Fund’s principal risks are: common stock risk, credit risk, depositary receipts risk, emerging market risk, fees and expenses risk, financial services risk, focused portfolio risk, foreign country risk, foreign currency risk, headline risk, interest rate sensitivity risk, large-capitalization companies risk, manager risk, mid- and small-capitalization companies risk, and stock market risk. See the prospectus for a full description of each risk.

Davis Financial Fund concentrates its investments in the financial sector, and it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Fund’s investment performance, both good and bad, is expected to reflect the economic performance of the financial sector more than a fund that does not concentrate its portfolio.
Davis Financial Fund is allowed to focus its investments in fewer companies, and it may be subject to greater risks than a more diversified portfolio that is not allowed to focus its investments in a few companies. Should the portfolio manager determine that it is prudent to focus the Fund’s portfolio in a few companies, the Fund’s investment performance, both good and bad, is expected to reflect the economic performance of its more focused portfolio.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended December 31, 2018, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, December 31, 2018, unless otherwise noted.
[1]
The companies included in the Standard & Poor’s 500® Index are divided into eleven sectors. One or more industry groups make up a sector. For purposes of measuring concentration, the Fund generally classifies companies at the industry group or industry level. See the SAI for additional information regarding the Fund’s concentration policy.

[2]
A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS FINANCIAL FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Financial Fund Class A versus the
Standard & Poor’s 500® Index over 10 years for an investment made on December 31, 2008

Average Annual Total Return for periods ended December 31, 2018

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	(11.78)%	6.83%	12.31%	11.07%	05/01/91	0.94%	0.94%
Class A - with sales charge	(15.97)%	5.80%	11.77%	10.88%	05/01/91	0.94%	0.94%
Class C**	(13.23)%	5.96%	11.34%	6.16%	08/12/97	1.70%	1.70%
Class Y	(11.55)%	7.05%	12.50%	7.41%	03/10/97	0.70%	0.70%
S&P 500® Index***	(4.38)%	8.49%	13.11%	9.28%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.
The performance data quoted in this report represents past performance, assumes that all distributions were reinvested, and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance data quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more recent month-end performance information, please call Investor Services at 1-800-279-0279 or visit the Fund’s website at www.davisfunds.com.
*Reflects 4.75% front-end sales charge.
**Includes any applicable contingent deferred sales charge. Because Class C shares automatically convert to Class A shares after 10 years, the “Since Inception” return for Class C reflects Class A performance for the period after conversion.
***Inception return is from 05/01/91.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS APPRECIATION & INCOME FUND

Performance Overview
Davis Appreciation & Income Fund underperformed the Standard & Poor’s 500® Index (“S&P 500®”) for the twelve-month period ended December 31, 2018 (the “period”). The Fund’s Class A shares delivered a total return on net asset value of (8.02)%, versus a (4.38)% return for the S&P 500®. The sectors1 within the S&P 500® that reported the strongest performance were Health Care (up 6%), Consumer Discretionary (up 5%), and Utilities (up 4%). The sectors within the S&P 500® that reported the weakest performance were Energy (down 18%), Materials (down 15%), and Industrials (down 13%).

The Fund ended the period with 66% of net assets invested in equities, 25% in fixed-income securities, and 9% in repurchase agreements and cash.

Detractors from Performance
The Fund’s Financial sector equity position was the most significant detractor2 from performance on an absolute basis and also detracted from performance relative to the S&P 500®. The Fund’s overweight position (28%, versus 15% for the S&P 500®) and weaker stock selection (down 13%, versus down 11% for the S&P 500®) hindered performance. Four Financial securities were among the top laggards for the period. The second-largest holding at the end of the period, Wells Fargo3 (down 22%), Greenlight Capital (down 39%), Capital One (down 23%), and DNB ASA (down 16%) were all key detractors. Greenlight Capital and DNB ASA were new purchases.

The most important detractor for the Fund when compared to the S&P 500® was its Energy holdings, which were also an important absolute detractor. This was a result of lower returns in this sector (down 49%) when compared with those of the S&P 500® (down 18%). Three of the Fund’s Energy holdings were disappointments, including Encana (down 56%), EQT Midstream Partners (down 27%), which was sold during the period, and Apache (down 36%).

On a relative basis, the Fund’s underweight position in Health Care, which was the strongest performing sector during the period, was a hindrance to its performance (2% average weighting, compared with 14% for the S&P 500®). The Fund did not own any Health Care companies at the end of the period.

The Fund’s Materials holdings had a negative 26% return. LafargeHolcim (down 25%) weakened the Fund’s performance.

Other weaker performing equity securities for the period were Applied Materials (down 35%), the top detractor for the period and an Information Technology holding, and United Technologies (down 15%), from the Industrials sector. United Technologies was the fourth-largest holding at the end of the period.

The Fund had an average weighting of 12% of its net assets in foreign equity securities, which underperformed the U.S. holdings (down 18%, compared with down 10%).

Contributors to Performance
The Fund’s relative performance benefited from its holdings in fixed-income securities and repurchase agreements (30% average weighting). The Fund continued to hold a Thornburg Mortgage fixed-income security (up 55%), which was a top contributor. Additionally, when compared to the S&P 500®, it was helpful that the Fund did not hold any securities in the Consumer Staples sector.

Strong performance of the Fund’s lone Consumer Discretionary holding, Amazon, made this sector an important absolute and relative contributor. Amazon returned 28%, while the S&P 500®’s Consumer Discretionary holdings were only up 5%.

The Fund’s Industrials holdings outperformed those of the S&P 500® (down 12%, versus down 13%). Safran (up 19%) was a contributor to performance.

The Fund’s absolute performance benefited from its Health Care holdings (up 16%). Aetna (up 19%) and Novartis (up 9%) generated strong gains. Aetna merged into CVS Health, which was subsequently sold during the period. Novartis was also sold during the period.

Occidental Petroleum (up 16%), an Energy holding, Microsoft (up 21%) and Intel (up 6%), both Information Technology securities, and Berkshire Hathaway (up 3%), a Financial security, aided Fund performance. Intel was a new acquisition, while Occidental Petroleum was sold. Berkshire Hathaway was the largest holding at the end of the period, representing 5.58% of net assets.

Davis Appreciation & Income Fund’s investment objective is total return through a combination of growth and income. There can be no assurance that the Fund will achieve its objective. Davis Appreciation & Income Fund’s principal risks are: bonds and other debt securities risk, changes in debt rating risk, common stock risk, convertible securities risk, credit risk, depositary receipts risk, extension and prepayment risk, fees and expenses risk, foreign country risk, headline risk, high-yield, high-risk debt securities risk, interest rate risk, large-capitalization companies risk, manager risk, mid- and small-capitalization companies risk, preferred stock risk, stock market risk, and variable current income risk. See the prospectus for a full description of each risk.

Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended December 31, 2018, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, December 31, 2018, unless otherwise noted.
[1]
The companies included in the Standard & Poor’s 500® Index are divided into eleven sectors. One or more industry groups make up a sector. For purposes of measuring concentration, the Fund generally classifies companies at the industry group or industry level. See the SAI for additional information regarding the Fund’s concentration policy.

[2]
A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Appreciation & Income Fund Class A versus the
Standard & Poor’s 500® Index over 10 years for an investment made on December 31, 2008

Average Annual Total Return for periods ended December 31, 2018

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	(8.02)%	2.02%	9.87%	7.57%	05/01/92	1.01%	1.01%
Class A - with sales charge	(12.39)%	1.03%	9.35%	7.37%	05/01/92	1.01%	1.01%
Class C**	(9.63)%	1.20%	8.98%	4.65%	08/12/97	1.76%	1.76%
Class Y	(7.72)%	2.26%	10.12%	6.32%	11/13/96	0.68%	0.68%
S&P 500® Index***	(4.38)%	8.49%	13.11%	9.18%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalization, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.
The performance data quoted in this report represents past performance, assumes that all distributions were reinvested, and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance data quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more recent month-end performance information, please call Investor Services at 1-800-279-0279 or visit the Fund’s website at www.davisfunds.com.
*Reflects 4.75% front-end sales charge.
**Includes any applicable contingent deferred sales charge. Because Class C shares automatically convert to Class A shares after 10 years, the “Since Inception” return for Class C reflects Class A performance for the period after conversion.
***Inception return is from 05/01/92.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS REAL ESTATE FUND

Performance Overview
Davis Real Estate Fund outperformed the Wilshire U.S. Real Estate Securities Index (“Wilshire Index”) for the twelve-month period ended December 31, 2018 (the “period”). The Fund’s Class A shares delivered a total return on net asset value of (4.52)%, versus a (4.80)% return for the Wilshire Index. The sub-industries1 within the Wilshire Index that reported the strongest performance were Real Estate Operating Companies (up 9%), Health Care REITs (up 8%), and Residential REITs (up 3%). The sub-industries within the Wilshire Index that reported the weakest performance were Hotel & Resort REITs (down 14%), Office REITs (down 14%), and Retail REITs (down 10%).

Contributors to Performance
The Fund’s holdings in the Residential REITs sub-industry made the most significant contribution2 to absolute performance, returning approximately 3%. Top performers for the period included Education Realty Trust3 (up 28%), AvalonBay Communities (up 1%), the second-largest holding at the end of the period, and Equity Residential (up 7%). Education Realty Trust was a new position acquired during the period that was subsequently liquidated as part of a merger.

On a relative basis, the Fund benefited most from its Hotel & Resort REITs sub-industry holdings. Stock selection and an underweight position were primary factors in the Fund’s outperformance relative to the Wilshire Index in this sector (2% average weighting and down 6%, versus 7% average weighting and down 14% for the Wilshire Index). LaSalle Hotel Properties (up 45%) aided Fund performance. LaSalle Hotel Properties was purchased, and subsequently sold, during the period.

Industrial REITs helped the Fund’s performance relative to the Wilshire Index due to its stronger stock selection (down less than 1%, compared with down 4%) and slightly overweight position (14% average weighting, versus 9% for the Wilshire Index). DCT Industrial Trust (up 14%), which merged into Prologis during the period, aided performance.

Diversified REITs (up 6%) helped the Fund’s absolute return and Specialized REITs aided the Fund’s performance relative to the Wilshire Index due to its slightly overweight position (19%, versus 17% average weighting) and stronger stock selection (down 5%, versus down 7%). Forest City Realty Trust (up 6%), from the Diversified REITs category, and Extra Space Storage (up 7%), Life Storage (up 9%) and CubeSmart (up 3%), all from the Specialized REITs category, were top contributors. The Fund no longer owns Forest City Realty Trust.

A new Health Care REIT holding, HCP, was up 22% and was the top contributor for the period. The Fund also significantly benefited from its average weighting of 5% of its net assets in repurchase agreements.

Detractors from Performance
The Fund’s Office REIT holdings were the most significant detractor from performance on an absolute basis (down 13%). Five of the top ten detractors came from this sub-industry. They include Brandywine Realty Trust (down 26%), Boston Properties (down 11%), Cousins Properties (down 13%), Hudson Pacific Properties (down 13%), and SL Green Realty (down 19%).

On a relative basis, the most important detractor from the Fund’s performance was its lower average weighting (3% average weight, compared with 11% average weight for the Wilshire Index) in Health Care REIT securities. No individual Health Care REIT security was among the Fund’s top detractors during the period.

Likewise, no Real Estate Operating Company holding was among the top detractors for the period, however the Fund’s holdings in this sub-industry underperformed those of the Wilshire Index (down 17%, versus up 9%), which made this a key detractor from relative performance.

Retail REITs negatively impacted the Fund’s absolute results (down 9%). A number of securities from within this sub-industry were laggards during the period, including Acadia Realty Trust (down 9%) and Regency Centers (down 12%).

Specialized REITs weighed on the Fund’s absolute performance. Equinix (down 19%), the top detractor for the period and fourth-largest holding at the end of the period, and CatchMark Timber Trust (down 43%) hindered performance. Equinix was a new purchase during the first half of the period.

Prologis (down 6%), an Industrial REIT security and the third-largest holding at the end of the period, was a detractor.

Davis Real Estate Fund’s investment objective is total return through a combination of growth and income. There can be no assurance that the Fund will achieve its objective. Davis Real Estate Fund’s principal risks are: common stock risk, fees and expenses risk, headline risk, large-capitalization companies risk, manager risk, mid- and small-capitalization companies risk, real estate risk, stock market risk, and variable current income risk. See the prospectus for a full description of each risk.

Davis Real Estate Fund concentrates its investments in the real estate sector, and it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Fund’s investment performance, both good and bad, is expected to reflect the economic performance of the real estate sector much more than a fund that does not concentrate its portfolio.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended December 31, 2018, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, December 31, 2018, unless otherwise noted.
[1]	The companies included in the Wilshire U.S. Real Estate Securities Index are divided into ten sub-industries.
[2]
A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS REAL ESTATE FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Real Estate Fund Class A versus the
Standard & Poor’s 500® Index and the Wilshire U.S. Real Estate Securities Index
 over 10 years for an investment made on December 31, 2008

Average Annual Total Return for periods ended December 31, 2018

Fund & Benchmark Indices	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	(4.52)%	8.05%	11.37%	9.11%	01/03/94	0.97%	0.97%
Class A - with sales charge	(9.05)%	7.01%	10.83%	8.90%	01/03/94	0.97%	0.97%
Class C**	(6.20)%	7.13%	10.43%	6.92%	08/13/97	1.83%	1.83%
Class Y	(4.27)%	8.30%	11.67%	8.53%	11/08/96	0.74%	0.74%
S&P 500® Index***	(4.38)%	8.49%	13.11%	9.08%
Wilshire U.S. Real Estate Securities Index***	(4.80)%	8.17%	12.41%	9.74%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalization, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.
The Wilshire U.S. Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities. It reflects no deduction for fees or expenses. Investments cannot be made directly in the Index.
The performance data quoted in this report represents past performance, assumes that all distributions were reinvested, and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance data quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more recent month-end performance information, please call Investor Services at 1-800-279-0279 or visit the Fund’s website at www.davisfunds.com.
*Reflects 4.75% front-end sales charge.

**Includes any applicable contingent deferred sales charge. Because Class C shares automatically convert to Class A shares after 10 years, the “Since Inception” return for Class C reflects Class A performance for the period after conversion.

***Inception return is from 01/03/94.

DAVIS SERIES, INC.	Fund Overview
DAVIS OPPORTUNITY FUND	December 31, 2018

Portfolio Composition		Industry Weightings
(% of Fund’s 12/31/18 Net Assets)		(% of 12/31/18 Stock Holdings)

			Fund	S&P 1500®
Common Stock (U.S.)	69.39%	Retailing	19.64%	6.18%
Common Stock (Foreign)	14.49%	Capital Goods	19.27%	6.88%
Preferred Stock (Foreign)	11.32%	Energy	15.55%	5.16%
Short-Term Investments	4.11%	Information Technology	10.12%	19.63%
Other Assets & Liabilities	0.69%	Media & Entertainment	8.60%	7.39%
	100.00%	Health Care	8.40%	15.07%
		Banks	5.02%	5.97%
		Diversified Financials	4.97%	5.16%
		Insurance	3.99%	2.60%
		Automobiles & Components	3.69%	0.59%
		Transportation	0.75%	2.08%
		Food, Beverage & Tobacco	–	3.81%
		Real Estate	–	3.50%
		Other	–	15.98%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 12/31/18 Net Assets)

Alphabet Inc., Class C	Media & Entertainment	5.45%
United Technologies Corp.	Capital Goods	5.33%
Grab Holdings Inc., Pfd. *	Retailing	5.10%
Wells Fargo & Co.	Banks	4.78%
Apache Corp.	Energy	4.45%
Quest Diagnostics Inc.	Health Care Equipment & Services	4.35%
Didi Chuxing Joint Co., Pfd. **	Retailing	4.18%
Magnolia Oil & Gas Corp., Class A	Energy	4.17%
Amazon.com, Inc.	Retailing	3.83%
Johnson Controls International plc	Capital Goods	3.39%

* Grab Holdings Inc., Pfd. holding includes Series F and Series G.
**Didi Chuxing Joint Co., Pfd. holding includes Series A and Series B.

DAVIS SERIES, INC.	Fund Overview
DAVIS OPPORTUNITY FUND - (CONTINUED)	December 31, 2018

New Positions Added (01/01/18-12/31/18)
(Highlighted positions are those greater than 2.15% of the Fund’s 12/31/18 net assets)
Security	Industry	Date of 1st Purchase	% of Fund’s 12/31/18 Net Assets
Altus Midstream Co., Class A	Energy	12/07/18	2.18%
Azul S.A., ADR	Transportation	09/13/18	0.72%
BlackBerry Ltd.	Software & Services	08/08/18	–
CVS Health Corp.	Health Care Equipment & Services	11/29/18	1.03%
Ferguson PLC	Capital Goods	02/14/18	1.17%
General Electric Co.	Capital Goods	07/05/18	2.21%
iQIYI, Inc., Class A, ADR	Media & Entertainment	03/29/18	0.68%
Magnolia Oil & Gas Corp., Class A	Energy	04/27/18	4.17%
Missfresh Ltd., Series E, Pfd.	Retailing	08/30/18	2.04%
Owens Corning	Capital Goods	12/21/18	1.00%
Qorvo Inc.	Semiconductors & Semiconductor
	Equipment	02/08/18	2.00%
Schneider Electric SE	Capital Goods	10/11/18	0.36%
Seven Generations Energy Ltd., Class A	Energy	01/19/18	2.49%
Shire PLC, ADR	Pharmaceuticals, Biotechnology &
	Life Sciences	02/27/18	0.28%

Positions Closed (01/01/18-12/31/18)
(Gains and losses greater than $4,000,000 are highlighted)
		Date of	Realized
Security	Industry	Final Sale	Gain (Loss)
Aetna Inc.	Health Care Equipment & Services	11/29/18	$13,920,703
Alphabet Inc., Class A	Media & Entertainment	10/16/18	15,439,735
ANGI Homeservices Inc., Class A	Media & Entertainment	08/10/18	8,121,472
Axalta Coating Systems Ltd.	Materials	04/03/18	812,836
BlackBerry Ltd.	Software & Services	11/16/18	(943,747)
Cabot Oil & Gas Corp.	Energy	04/30/18	2,595,586
Concho Resources Inc.	Energy	02/09/18	1,275,685
Diplomat Pharmacy, Inc.	Health Care Equipment & Services	05/10/18	3,916,755
EQT Midstream Partners L.P.	Energy	08/02/18	(1,892,264)
Express Scripts Holding Co.	Health Care Equipment & Services	12/21/18	4,162,617
FedEx Corp.	Transportation	05/21/18	2,694,875
Hunter Douglas N.V.	Consumer Durables & Apparel	02/12/18	2,638,745
JPMorgan Chase & Co.	Banks	08/27/18	4,529,492
Liberty Global PLC, Series C	Media & Entertainment	02/14/18	1,499,593
ZTO Express (Cayman) Inc., Class A, ADR	Transportation	01/03/18	(878,556)

DAVIS SERIES, INC.	Fund Overview
DAVIS GOVERNMENT BOND FUND	December 31, 2018

Portfolio Composition		Industry Weightings
(% of Fund’s 12/31/18 Net Assets)		(% of 12/31/18 Fixed Income)

Fixed Income	88.79%	Collateralized Mortgage Obligations	77.12%
Short-Term Investments	11.36%	Ginnie Mae Mortgage Pools	9.77%
Other Assets & Liabilities	(0.15)%	Freddie Mac Mortgage Pools	7.69%
	100.00%	Fannie Mae Mortgage Pools	5.38%
		Other Agencies	0.04%
			100.00%

Top 10 Fixed Income Holdings
(% of Fund’s 12/31/18 Net Assets)

Freddie Mac, 4.00%, 05/01/27, Pool No. G14593	Freddie Mac Mortgage Pools	6.83%
Fannie Mae, 3.00%, 04/25/39	Collateralized Mortgage Obligations	6.68%
Ginnie Mae, 4.70%, 01/20/63, Pool No. AC0934	Ginnie Mae Mortgage Pools	5.82%
Freddie Mac Multifamily Structured Pass-Through, 5.085%, 03/25/19	Collateralized Mortgage Obligations	5.68%
Ginnie Mae, 1.45%, 10/16/40	Collateralized Mortgage Obligations	5.03%
Fannie Mae, 3.50%, 01/25/39	Collateralized Mortgage Obligations	4.58%
Fannie Mae, 4.00%, 05/01/29, Pool No. AL7358	Fannie Mae Mortgage Pools	4.52%
Fannie Mae, 3.00%, 04/25/41	Collateralized Mortgage Obligations	4.32%
Freddie Mac, 3.10%, 03/15/25	Collateralized Mortgage Obligations	4.32%
Fannie Mae, 2.50%, 07/25/47	Collateralized Mortgage Obligations	4.26%

DAVIS GOVERNMENT MONEY MARKET FUND

Portfolio Composition		Maturity Diversification
(% of Fund’s 12/31/18 Net Assets)		(% of 12/31/18 Portfolio Holdings)

Repurchase Agreements	50.47%	0-30 Days	76.53%
Federal Home Loan Bank	24.58%	31-90 Days	16.90%
Fannie Mae	10.97%	91-180 Days	3.15%
Federal Farm Credit Bank	6.98%	181-397 Days	3.42%
Freddie Mac	1.66%		100.00%
Other Assets & Liabilities	5.34%
	100.00%

The maturity dates of floating rate securities used in the Maturity Diversification table are considered to be the effective maturities, based on the reset dates of the securities’ variable rates. See the Fund’s Schedule of Investments for a listing of the floating rate securities.

DAVIS SERIES, INC.	Fund Overview
DAVIS FINANCIAL FUND	December 31, 2018

Portfolio Composition		Industry Weightings
(% of Fund’s 12/31/18 Net Assets)		(% of 12/31/18 Stock Holdings)

			Fund	S&P 500®
Common Stock (U.S.)	83.73%	Diversified Financials	41.95%	5.32%
Common Stock (Foreign)	16.02%	Banks	31.60%	5.66%
Short-Term Investments	0.23%	Insurance	23.28%	2.38%
Other Assets & Liabilities	0.02%	Media & Entertainment	3.17%	7.96%
	100.00%	Information Technology	–	20.11%
		Health Care	–	15.53%
		Capital Goods	–	6.45%
		Retailing	–	6.44%
		Energy	–	5.31%
		Food, Beverage & Tobacco	–	4.00%
		Other	–	20.84%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 12/31/18 Net Assets)

Berkshire Hathaway Inc., Class A	Diversified Financial Services	7.86%
U.S. Bancorp	Banks	7.33%
Capital One Financial Corp.	Consumer Finance	6.47%
Markel Corp.	Property & Casualty Insurance	5.67%
Bank of New York Mellon Corp.	Capital Markets	5.65%
American Express Co.	Consumer Finance	5.62%
JPMorgan Chase & Co.	Banks	5.62%
Wells Fargo & Co.	Banks	5.40%
Chubb Ltd.	Property & Casualty Insurance	4.82%
Loews Corp.	Multi-line Insurance	4.09%

New Positions Added (01/01/18-12/31/18)
(Highlighted positions are those greater than 2.50% of the Fund’s 12/31/18 net assets)
Security	Industry	Date of 1st Purchase	% of Fund’s 12/31/18 Net Assets
Bank of N.T. Butterfield & Son Ltd.	Banks	01/08/18	2.56%
Blackstone Group L.P.	Capital Markets	02/14/18	1.07%
Danske Bank A/S	Banks	09/18/18	0.94%
DNB ASA	Banks	02/22/18	3.99%
Greenlight Capital Re, Ltd., Class A	Reinsurance	06/28/18	0.78%
Oaktree Capital Group LLC, Class A	Capital Markets	02/21/18	2.37%

Positions Closed (01/01/18-12/31/18)
(Gains and losses greater than $7,000,000 are highlighted)
Security	Industry	Date of Final Sale	Realized Gain (Loss)
American International Group, Inc.	Multi-line Insurance	07/23/18	$4,496,125
Brookfield Asset Management Inc., Class A	Capital Markets	06/20/18	13,308,447
Brookfield Business Partners L.P.	Capital Goods	06/15/18	159,236
Cielo S.A.	Software & Services	06/15/18	(14,918)
ICICI Bank Ltd., ADR	Banks	06/15/18	2,260,813
Marsh & McLennan Cos, Inc.	Insurance Brokers	10/25/18	7,817,775
Trisura Group Ltd.	Property & Casualty Insurance	06/15/18	41,408

DAVIS SERIES, INC.	Fund Overview
DAVIS APPRECIATION & INCOME FUND	December 31, 2018

Asset Allocation		Equity Industry Weightings
(% of Fund’s 12/31/18 Net Assets)		(% of 12/31/18 Stock Holdings)

			Fund	S&P 500®
Equities	65.44%	Diversified Financials	24.19%	5.32%
Bonds	25.15%	Banks	23.74%	5.66%
Short-Term Investments	9.20%	Information Technology	16.99%	20.11%
Other Assets & Liabilities	0.21%	Capital Goods	10.31%	6.45%
	100.00%	Insurance	6.31%	2.38%
		Media & Entertainment	5.96%	7.96%
		Materials	4.60%	2.73%
		Retailing	4.31%	6.44%
		Energy	3.59%	5.31%
		Health Care	–	15.53%
		Food, Beverage & Tobacco	–	4.00%
		Utilities	–	3.34%
		Other	–	14.77%
			100.00%	100.00%

Equity Portfolio Composition		Top 10 Equity Holdings
(% of Fund’s 12/31/18 Stock Holdings)		(% of Fund’s 12/31/18 Net Assets)
Common Stock (U.S.)	79.80%	Berkshire Hathaway Inc., Class B	5.58%
Common Stock (Foreign)	16.97%	Wells Fargo & Co.	4.27%
Institutional Preferred	3.23%	U.S. Bancorp	3.43%
	100.00%	United Technologies Corp.	3.33%
		Capital One Financial Corp.	3.19%
		Bank of New York Mellon Corp.	3.12%
		LafargeHolcim Ltd.	3.01%
		Alphabet Inc., Class C	2.97%
		Microsoft Corp.	2.97%
		Intel Corp.	2.95%

Bond Portfolio Composition		Top 5 Bond Holdings
(% of Fund’s 12/31/18 Bond Holdings)		(% of Fund’s 12/31/18 Net Assets)

Corporate Bonds	60.22%	General Motors Financial Co., Inc., Sr. Notes, 3.1324% (3 month LIBOR + 54), 11/06/20
Mortgages	33.41%		2.14%
U.S. Government	6.37%	Oracle Corp., Sr. Notes, 1.90%, 09/15/21	2.00%
	100.00%	Freddie Mac Multifamily Structured Pass-Through, 3.13%, 06/25/21
			1.98%
		Verizon Communications Inc., Sr. Notes, 3.2031% (3 month LIBOR + 55), 05/22/20	1.94%
		Ginnie Mae, Series 2017-H06, 2.3293% (12 month LIBOR + 22), 02/20/67	1.85%

DAVIS SERIES, INC.	Fund Overview
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	December 31, 2018

New Positions Added (Equities & Corporate Bonds only) (01/01/18-12/31/18)
(Highlighted positions are those greater than 2.00% of the Fund’s 12/31/18 net assets)
Security	Industry	Date of 1st Purchase	% of Fund’s 12/31/18 Net Assets
Chubb Ltd.	Property & Casualty Insurance	06/25/18	2.21%
Danske Bank A/S	Banks	09/26/18	1.40%
DBS Group Holdings Ltd.	Banks	07/25/18	1.97%
Discovery Communications LLC, Sr. Notes,
2.20%, 09/20/19	Media & Entertainment	09/28/18	0.82%
DNB ASA	Banks	03/09/18	2.65%
General Electric Co.	Capital Goods	10/08/18	–
General Electric Co., Sr. Notes, 5.35%,
10/15/20	Capital Goods	12/04/18	0.55%
General Electric Co., Sr. Notes, 3.4363%,
04/15/23	Capital Goods	07/10/18	1.09%
General Motors Financial Co., Inc., Sr. Notes,
3.1324%, 11/06/20	Consumer Finance	07/09/18	2.14%
Greenlight Capital Re, Ltd., Class A	Reinsurance	06/28/18	1.92%
Intel Corp.	Semiconductors & Semiconductor
	Equipment	01/24/18	2.95%

Positions Closed (Equities & Corporate Bonds only) (01/01/18-12/31/18)
(Gains and losses greater than $850,000 are highlighted)
		Date of	Realized
Security	Industry	Final Sale	Gain (Loss)
CVS Health Corp.	Health Care Equipment & Services	11/30/18	$3,047,659
EQT Midstream Partners L.P.	Energy	08/02/18	(2,264,778)
General Electric Co.	Capital Goods	11/20/18	(825,382)
General Motors Financial Co., Inc., Sr. Notes,
3.9963%, 01/15/20	Consumer Finance	07/09/18	34,984
Monsanto Co.	Materials	01/12/18	198,148
Novartis AG, ADR	Pharmaceuticals, Biotechnology &
	Life Sciences	01/24/18	971,948
Occidental Petroleum Corp.	Energy	07/31/18	874,736
Roche Holding AG - Genusschein	Pharmaceuticals, Biotechnology &
	Life Sciences	01/25/18	336,828
UnitedHealth Group Inc.	Health Care Equipment & Services	01/12/18	718,454

DAVIS SERIES, INC.	Fund Overview
DAVIS REAL ESTATE FUND	December 31, 2018

Portfolio Composition		Industry Weightings
(% of Fund’s 12/31/18 Net Assets)		(% of 12/31/18 Stock Holdings)

				Wilshire U.S.
				Real Estate
			Fund	Securities Index
Common Stock (U.S.)	97.33%	Residential REITs	23.17%	20.19%
Common Stock (Foreign)	1.29%	Retail REITs	20.83%	16.28%
Preferred Stock	0.32%	Specialized REITs	19.62%	17.01%
Short-Term Investments	0.34%	Office REITs	18.29%	14.26%
Other Assets & Liabilities	0.72%	Industrial REITs	11.36%	9.34%
	100.00%	Health Care REITs	3.11%	12.72%
		Hotel & Resort REITs	2.57%	5.77%
		Diversified REITs	1.05%	3.80%
		Real Estate Operating Companies	–	0.35%
		Hotels, Resorts & Cruise Lines	–	0.28%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 12/31/18 Net Assets)

Simon Property Group, Inc.	Retail REITs	7.76%
AvalonBay Communities, Inc.	Residential REITs	6.18%
Prologis, Inc.	Industrial REITs	4.55%
Equinix, Inc.	Specialized REITs	4.24%
Boston Properties, Inc.	Office REITs	3.64%
Public Storage	Specialized REITs	3.48%
Essex Property Trust, Inc.	Residential REITs	3.29%
Digital Realty Trust, Inc.	Specialized REITs	3.26%
American Campus Communities, Inc.	Residential REITs	3.18%
Hudson Pacific Properties, Inc.	Office REITs	3.17%

DAVIS SERIES, INC.	Fund Overview
DAVIS REAL ESTATE FUND - (CONTINUED)	December 31, 2018

New Positions Added (01/01/18-12/31/18)
(Highlighted positions are those greater than 1.20% of the Fund’s 12/31/18 net assets)
Security	Industry	Date of 1st Purchase	% of Fund’s 12/31/18 Net Assets
CoreSite Realty Corp.	Specialized REITs	02/08/18	1.52%
Digital Realty Trust, Inc.	Specialized REITs	01/10/18	3.26%
Education Realty Trust, Inc.	Residential REITs	01/29/18	–
Equinix, Inc.	Specialized REITs	01/10/18	4.24%
Equity LifeStyle Properties, Inc.	Residential REITs	09/14/18	1.26%
HCP, Inc.	Health Care REITs	05/08/18	1.06%
LaSalle Hotel Properties	Hotel & Resort REITs	02/22/18	–
Liberty Property Trust	Diversified REITs	10/24/18	1.03%
Macerich Co.	Retail REITs	12/13/18	0.49%
Mid-America Apartment Communities, Inc.	Residential REITs	09/14/18	0.52%
Ryman Hospitality Properties, Inc.	Hotel & Resort REITs	07/13/18	0.66%
Sun Communities, Inc.	Residential REITs	09/14/18	1.25%
Switch, Inc., Class A	Software & Services	04/03/18	–

Positions Closed (01/01/18-12/31/18)
(Gains and losses greater than $650,000 are highlighted)
		Date of	Realized
Security	Industry	Final Sale	Gain (Loss)
Brookfield Property Partners, L.P.	Real Estate Operating Companies	12/12/18	$(189,932)
Cedar Realty Trust Inc.	Retail REITs	01/16/18	(243,177)
CyrusOne Inc.	Specialized REITs	10/25/18	1,473,094
DDR Corp.	Retail REITs	02/14/18	(753,537)
Education Realty Trust, Inc.	Residential REITs	09/20/18	540,428
Forest City Realty Trust Inc., Class A	Diversified REITs	10/10/18	1,143,175
GGP Inc.	Retail REITs	08/28/18	(592,024)
InterXion Holding N.V.	Software & Services	01/30/18	1,604,680
JBG SMITH Properties	Office REITs	08/27/18	147,185
Kite Realty Group Trust	Retail REITs	01/10/18	(350,514)
LaSalle Hotel Properties	Hotel & Resort REITs	06/07/18	483,326
Ramco-Gershenson Properties Trust	Retail REITs	01/12/18	4,220
Switch, Inc., Class A	Software & Services	08/14/18	(210,176)
Welltower Inc.	Health Care REITs	12/07/18	(667,059)
Weyerhaeuser Co.	Specialized REITs	10/24/18	425,910

DAVIS SERIES, INC.	Expense Example

As a shareholder of each Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and (2) ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for each class is for the six-month period ended December 31, 2018.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

DAVIS SERIES, INC.	Expense Example – (Continued)

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/18)	(12/31/18)	(07/01/18-12/31/18)
Davis Opportunity Fund
Class A (annualized expense ratio 0.93%**)
Actual	$1,000.00	$847.78	$4.33
Hypothetical	$1,000.00	$1,020.52	$4.74
Class C (annualized expense ratio 1.71%**)
Actual	$1,000.00	$844.42	$7.95
Hypothetical	$1,000.00	$1,016.59	$8.69
Class Y (annualized expense ratio 0.69%**)
Actual	$1,000.00	$849.04	$3.22
Hypothetical	$1,000.00	$1,021.73	$3.52
Davis Government Bond Fund
Class A (annualized expense ratio 1.06%**)
Actual	$1,000.00	$1,009.06	$5.37
Hypothetical	$1,000.00	$1,019.86	$5.40
Class C (annualized expense ratio 1.95%**)
Actual	$1,000.00	$1,004.33	$9.85
Hypothetical	$1,000.00	$1,015.38	$9.91
Class Y (annualized expense ratio 0.84%**)
Actual	$1,000.00	$1,012.04	$4.26
Hypothetical	$1,000.00	$1,020.97	$4.28
Davis Government Money Market Fund
Class A, C, and Y (annualized expense ratio 0.57%**)
Actual	$1,000.00	$1,007.83	$2.88
Hypothetical	$1,000.00	$1,022.33	$2.91
Davis Financial Fund
Class A (annualized expense ratio 0.94%**)
Actual	$1,000.00	$897.39	$4.50
Hypothetical	$1,000.00	$1,020.47	$4.79
Class C (annualized expense ratio 1.70%**)
Actual	$1,000.00	$894.08	$8.12
Hypothetical	$1,000.00	$1,016.64	$8.64
Class Y (annualized expense ratio 0.70%**)
Actual	$1,000.00	$898.65	$3.35
Hypothetical	$1,000.00	$1,021.68	$3.57
Davis Appreciation & Income Fund
Class A (annualized expense ratio 1.01%**)
Actual	$1,000.00	$907.50	$4.86
Hypothetical	$1,000.00	$1,020.11	$5.14
Class C (annualized expense ratio 1.78%**)
Actual	$1,000.00	$903.84	$8.54
Hypothetical	$1,000.00	$1,016.23	$9.05
Class Y (annualized expense ratio 0.67%**)
Actual	$1,000.00	$908.99	$3.22
Hypothetical	$1,000.00	$1,021.83	$3.41
Davis Real Estate Fund
Class A (annualized expense ratio 0.95%**)
Actual	$1,000.00	$932.68	$4.63
Hypothetical	$1,000.00	$1,020.42	$4.84
Class C (annualized expense ratio 1.83%**)
Actual	$1,000.00	$928.79	$8.90
Hypothetical	$1,000.00	$1,015.98	$9.30
Class Y (annualized expense ratio 0.74%**)
Actual	$1,000.00	$933.64	$3.61
Hypothetical	$1,000.00	$1,021.48	$3.77

Hypothetical assumes 5% annual return before expenses.

*Expenses are equal to each Class’s annualized operating expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**The expense ratios reflect the impact, if any, of certain reimbursements and/or waivers from the Adviser.

DAVIS SERIES, INC.	Schedule of Investments
DAVIS OPPORTUNITY FUND	December 31, 2018

	Shares/Units	Value (Note 1)
COMMON STOCK – (83.88%)
COMMUNICATION SERVICES – (8.19%)
Media & Entertainment – (8.19%)
Alphabet Inc., Class C *	27,455	$28,432,672
ASAC II L.P. *(a)(b)	116,129	113,493
Facebook, Inc., Class A *	71,823	9,415,277
Fang Holdings Ltd., Class A, ADR (China)*	876,432	1,253,298
iQIYI, Inc., Class A, ADR (China)*	238,740	3,550,064
	Total Communication Services	42,764,804
CONSUMER DISCRETIONARY – (10.90%)
Automobiles & Components – (3.52%)
Adient plc	659,141	9,926,664
Aptiv PLC	137,060	8,438,784
		18,365,448
Retailing – (7.38%)
Amazon.com, Inc. *	13,327	20,016,754
JD.com Inc., Class A, ADR (China)*	394,848	8,264,169
Quotient Technology Inc. *	959,153	10,243,754
		38,524,677
	Total Consumer Discretionary	56,890,125
ENERGY – (14.80%)
Altus Midstream Co., Class A *	1,474,490	11,397,808
Apache Corp.	884,370	23,214,712
Encana Corp. (Canada)	1,367,402	7,903,583
Magnolia Oil & Gas Corp., Class A *	1,941,190	21,760,740
Seven Generations Energy Ltd., Class A (Canada)*	1,591,000	12,982,523
	Total Energy	77,259,366
FINANCIALS – (13.31%)
Banks – (4.78%)
Wells Fargo & Co.	541,211	24,939,003
Diversified Financials – (4.73%)
Consumer Finance – (1.90%)
Capital One Financial Corp.	130,980	9,900,778
Diversified Financial Services – (2.83%)
Berkshire Hathaway Inc., Class B *	72,493	14,801,621
		24,702,399
Insurance – (3.80%)
Multi-line Insurance – (2.19%)
Sul America S.A. (Brazil)	1,546,900	11,414,911
Property & Casualty Insurance – (1.61%)
Markel Corp. *	8,107	8,415,471
		19,830,382
	Total Financials	69,471,784
HEALTH CARE – (7.99%)
Health Care Equipment & Services – (7.71%)
Cigna Corp.	36,893	7,006,694
CVS Health Corp.	81,829	5,361,436
Quest Diagnostics Inc.	272,833	22,718,804
UnitedHealth Group Inc.	20,685	5,153,047
		40,239,981

DAVIS SERIES, INC.	Schedule of Investments
DAVIS OPPORTUNITY FUND - (CONTINUED)	December 31, 2018

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
HEALTH CARE – (CONTINUED)
Pharmaceuticals, Biotechnology & Life Sciences – (0.28%)
Shire PLC, ADR (United Kingdom)	8,560	$1,489,782
	Total Health Care	41,729,763
INDUSTRIALS – (19.06%)
Capital Goods – (18.34%)
Eaton Corp. PLC	192,597	13,223,710
Ferguson PLC (United Kingdom)	95,505	6,107,227
General Electric Co.	1,525,860	11,550,760
Johnson Controls International plc	596,465	17,685,187
Owens Corning	118,500	5,211,630
Safran S.A. (France)	101,660	12,276,667
Schneider Electric SE (France)	27,220	1,862,506
United Technologies Corp.	261,356	27,829,187
		95,746,874
Transportation – (0.72%)
Azul S.A., ADR (Brazil)*	135,518	3,752,493
	Total Industrials	99,499,367
INFORMATION TECHNOLOGY – (9.63%)
Semiconductors & Semiconductor Equipment – (6.11%)
Applied Materials, Inc.	172,560	5,649,614
Intel Corp.	194,700	9,137,271
Qorvo Inc. *	171,500	10,415,195
Texas Instruments Inc.	70,942	6,704,019
		31,906,099
Software & Services – (3.52%)
Microsoft Corp.	58,039	5,895,021
Oracle Corp.	170,390	7,693,109
SAP SE, ADR (Germany)	48,085	4,786,862
		18,374,992
	Total Information Technology	50,281,091
TOTAL COMMON STOCK – (Identified cost $423,439,598)		437,896,300
PREFERRED STOCK – (11.32%)
CONSUMER DISCRETIONARY – (11.32%)
Retailing – (11.32%)
Didi Chuxing Joint Co., Series A (China)*(a)(b)	416,153	19,351,114
Didi Chuxing Joint Co., Series B (China)*(a)(b)	52,649	2,448,178
Grab Holdings Inc., Series F (Singapore)*(a)(b)	2,911,103	17,940,837
Grab Holdings Inc., Series G (Singapore)*(a)(b)	1,406,824	8,670,116
Missfresh Ltd., Series E (China)*(a)(b)	2,487,069	10,655,350
	Total Consumer Discretionary	59,065,595
TOTAL PREFERRED STOCK – (Identified cost $46,710,667)		59,065,595
SHORT-TERM INVESTMENTS – (4.11%)
INTL FCStone Financial Inc. Joint Repurchase Agreement, 3.05%, 01/02/19, dated 12/31/18, repurchase value of $8,516,443 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-10.25%, 01/15/19-09/20/68, total market value $8,685,300)	$8,515,000	8,515,000

DAVIS SERIES, INC.	Schedule of Investments
DAVIS OPPORTUNITY FUND - (CONTINUED)	December 31, 2018

		Principal	Value (Note 1)
SHORT-TERM INVESTMENTS – (CONTINUED)
	Mizuho Securities USA Inc. Joint Repurchase Agreement, 2.90%, 01/02/19, dated 12/31/18, repurchase value of $694,112 (collateralized by: U.S. Government agency obligation in a pooled cash account, 2.625%, 12/31/23, total market value $707,880)	$694,000	$694,000
	Nomura Securities International, Inc. Joint Repurchase Agreement, 3.00%, 01/02/19, dated 12/31/18, repurchase value of $2,044,341 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-5.50%, 08/01/47-11/01/48, total market value $2,084,880)	2,044,000	2,044,000
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 3.21%, 01/02/19, dated 12/31/18, repurchase value of $10,219,822 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.50%-5.00%, 11/01/25-12/01/48, total market value $10,422,360)	10,218,000	10,218,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $21,471,000)		21,471,000
	Total Investments – (99.31%) – (Identified cost $491,621,265)		518,432,895
	Other Assets Less Liabilities – (0.69%)		3,609,650
		Net Assets – (100.00%)	$522,042,545

ADR: American Depositary Receipt

*	Non-income producing security.

(a)	Restricted Security – See Note 7 of the Notes to Financial Statements.

(b)	The value of this security was determined using significant unobservable inputs. See Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT BOND FUND	December 31, 2018

	Principal	Value (Note 1)
MORTGAGES – (88.76%)
COLLATERALIZED MORTGAGE OBLIGATIONS – (68.48%)
Fannie Mae, 3.50%, 10/25/20	$125,745	$125,754
Fannie Mae, 2.8563% (1 month LIBOR + 35), 07/25/37 (a)	37,185	37,077
Fannie Mae, 3.50%, 01/25/39	1,328,331	1,341,045
Fannie Mae, 3.00%, 04/25/39	1,971,476	1,958,120
Fannie Mae, 2.9063% (1 month LIBOR + 40), 09/25/40 (a)	949,646	944,621
Fannie Mae, 3.00%, 04/25/41	1,267,393	1,266,760
Fannie Mae, 2.50%, 07/25/47	1,293,549	1,249,737
Freddie Mac, 3.10%, 03/15/25	1,266,384	1,266,320
Freddie Mac, 4.00%, 06/15/26	586,209	602,150
Freddie Mac, 2.00%, 06/15/28	1,152,310	1,125,557
Freddie Mac, 4.00%, 04/15/29	1,000,091	1,005,888
Freddie Mac, 3.00%, 11/15/39	376,559	376,235
Freddie Mac, 4.00%, 12/15/39	954,484	974,996
Freddie Mac, 2.00%, 11/15/40	859,752	834,305
Freddie Mac, 3.00%, 03/15/43	186,851	186,732
Freddie Mac Multifamily Structured Pass-Through, 5.085%, 03/25/19	1,665,656	1,665,272
Freddie Mac Multifamily Structured Pass-Through, 2.689%, 12/25/24	867,774	854,028
Ginnie Mae, 6.7674%, 06/20/31	837,773	897,628
Ginnie Mae, 3.00%, 12/20/37	133,158	129,607
Ginnie Mae, 4.00%, 11/20/38	75,946	75,924
Ginnie Mae, 3.50%, 08/20/39	172,966	173,207
Ginnie Mae, 4.00%, 09/20/39	89,192	91,497
Ginnie Mae, 1.45%, 10/16/40	1,525,553	1,472,968
Ginnie Mae, 3.00%, 12/20/61	377,201	376,394
Ginnie Mae, 2.00%, 07/20/62	619,429	614,162
Ginnie Mae, 2.5836% (1 month LIBOR + 27), 01/20/67 (a)	421,339	421,146
	Total Collateralized Mortgage Obligations	20,067,130
FANNIE MAE POOLS – (4.78%)
4.00%, 05/01/29, Pool No. AL7358	1,294,322	1,325,211
6.50%, 07/01/32, Pool No. 635069	27,688	28,202
6.00%, 09/01/37, Pool No. 888796	42,413	45,378
	Total Fannie Mae Pools	1,398,791
FREDDIE MAC POOLS – (6.83%)
4.00%, 05/01/27, Pool No. G14593	1,955,952	2,001,474
	Total Freddie Mac Pools	2,001,474
GINNIE MAE POOLS – (8.67%)
5.036%, 12/20/61, Pool No. 756740	171,741	172,893
4.659%, 01/20/63, Pool No. AC0942	639,002	663,633
4.70%, 01/20/63, Pool No. AC0934	1,636,906	1,704,786
	Total Ginnie Mae Pools	2,541,312
TOTAL MORTGAGES – (Identified cost $26,189,794)		26,008,707

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT BOND FUND - (CONTINUED)	December 31, 2018

		Principal	Value (Note 1)
OTHER AGENCIES – (0.03%)
	Housing Urban Development, 6.00%, 08/01/20	$10,000	$10,027
	TOTAL OTHER AGENCIES – (Identified cost $10,000)		10,027
SHORT-TERM INVESTMENTS – (11.36%)
	INTL FCStone Financial Inc. Joint Repurchase Agreement, 3.05%, 01/02/19, dated 12/31/18, repurchase value of $1,320,224 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-10.25%, 01/15/19-09/20/68, total market value $1,346,400)	1,320,000	1,320,000
	Mizuho Securities USA Inc. Joint Repurchase Agreement, 2.90%, 01/02/19, dated 12/31/18, repurchase value of $108,017 (collateralized by: U.S. Government agency obligation in a pooled cash account, 2.625%, 12/31/23, total market value $110,160)	108,000	108,000
	Nomura Securities International, Inc. Joint Repurchase Agreement, 3.00%, 01/02/19, dated 12/31/18, repurchase value of $317,053 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.00%-6.00%, 03/01/23-07/01/29, total market value $323,340)	317,000	317,000
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 3.21%, 01/02/19, dated 12/31/18, repurchase value of $1,584,282 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%- 5.00%, 09/01/25-08/01/48, total market value $1,615,680)	1,584,000	1,584,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $3,329,000)		3,329,000
	Total Investments – (100.15%) – (Identified cost $29,528,794)		29,347,734
	Liabilities Less Other Assets – (0.15%)		(45,076)
		Net Assets – (100.00%)	$29,302,658

(a)	The interest rates on floating rate securities, shown as of December 31, 2018, may change daily or less frequently and are based on a published reference rate and basis point spread.

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT MONEY MARKET FUND	December 31, 2018

	Principal	Value (Note 1)
FANNIE MAE – (10.97%)
1.20%, 01/29/19	$3,595,000	$3,592,160
1.25%, 02/22/19	3,000,000	2,996,132
1.25%, 02/26/19	7,000,000	6,989,937
1.75%, 02/27/19	3,600,000	3,596,925
1.30%, 06/13/19	3,000,000	2,982,838
TOTAL FANNIE MAE – (Identified cost $20,157,992)		20,157,992
FEDERAL FARM CREDIT BANK – (6.98%)
2.2419% (1 month LIBOR – 14.5), 01/09/19 (a)	2,000,000	1,999,998
2.6738% (1 month LIBOR + 17), 01/22/19 (a)	4,100,000	4,100,672
2.6051% (1 month LIBOR + 15), 03/15/19 (a)	110,000	110,049
2.4638% (1 month LIBOR – 4), 04/24/19 (a)	985,000	985,218
2.6451% (1 month LIBOR + 19), 05/16/19 (a)	3,625,000	3,628,450
1.60%, 06/06/19	2,000,000	1,992,992
TOTAL FEDERAL FARM CREDIT BANK – (Identified cost $12,817,379)		12,817,379
FEDERAL HOME LOAN BANK – (24.58%)
2.209% (1 month LIBOR – 14), 01/02/19 (a)	750,000	750,000
2.237% (1 month LIBOR – 11), 01/04/19 (a)	1,000,000	1,000,001
1.25%, 01/16/19	12,255,000	12,250,595
1.625%, 01/18/19	1,500,000	1,499,601
2.33% (1 month LIBOR – 7), 02/11/19 (a)	4,500,000	4,499,998
2.385% (3 month LIBOR – 23), 02/13/19 (a)	1,020,000	1,019,913
1.625%, 02/27/19	3,000,000	2,996,948
2.051% (3 month LIBOR – 34.5), 04/01/19 (a)	2,000,000	1,999,042
2.394% (1 month LIBOR – 11), 04/22/19 (a)	3,400,000	3,399,741
2.616% (3 month LIBOR – 16), 06/12/19 (a)	9,780,000	9,785,397
1.03%, 07/12/19	2,000,000	1,983,059
1.20%, 07/26/19	1,000,000	991,885
1.50%, 09/27/19	3,000,000	2,975,768
TOTAL FEDERAL HOME LOAN BANK – (Identified cost $45,151,948)		45,151,948
FREDDIE MAC – (1.66%)
1.10%, 01/25/19	550,000	549,591
1.00%, 02/25/19	2,000,000	1,996,714
1.75%, 05/30/19	500,000	498,385
TOTAL FREDDIE MAC – (Identified cost $3,044,690)		3,044,690
REPURCHASE AGREEMENTS – (50.47%)
INTL FCStone Financial Inc. Joint Repurchase Agreement, 3.05%, 01/02/19, dated 12/31/18, repurchase value of $36,770,229 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-10.25%, 01/15/19-09/20/68, total market value $37,499,280)	36,764,000	36,764,000

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT MONEY MARKET FUND - (CONTINUED)	December 31, 2018

		Principal	Value (Note 1)
REPURCHASE AGREEMENTS – (CONTINUED)
	Mizuho Securities USA Inc. Joint Repurchase Agreement, 2.90%, 01/02/19, dated 12/31/18, repurchase value of $3,002,484 (collateralized by: U.S. Government agency obligation in a pooled cash account, 2.625%, 12/31/23, total market value $3,062,040)	$3,002,000	$3,002,000
	Nomura Securities International, Inc. Joint Repurchase Agreement, 3.00%, 01/02/19, dated 12/31/18, repurchase value of $8,824,471 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.50%-5.00%, 11/01/21-08/01/47, total market value $8,999,460)	8,823,000	8,823,000
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 3.21%, 01/02/19, dated 12/31/18, repurchase value of $44,125,868 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.50%-5.50%, 09/01/25-11/20/48, total market value $45,000,360)	44,118,000	44,118,000
	TOTAL REPURCHASE AGREEMENTS – (Identified cost $92,707,000)		92,707,000
	Total Investments – (94.66%) – (Identified cost $173,879,009)		173,879,009
	Other Assets Less Liabilities – (5.34%)		9,810,298
		Net Assets – (100.00%)	$183,689,307

(a)
The interest rates on floating rate securities, shown as of December 31, 2018, may change daily or less frequently and are based on a published reference rate and basis point spread. For purposes of amortized cost valuation, the maturity dates of these securities are considered to be the effective maturities, based on the reset dates of the securities’ variable rates.

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS FINANCIAL FUND	December 31, 2018

	Shares/Units	Value (Note 1)
COMMON STOCK – (99.75%)
COMMUNICATION SERVICES – (3.16%)
Media & Entertainment – (3.16%)
Alphabet Inc., Class A *	12,974	$13,557,311
Alphabet Inc., Class C *	19,922	20,631,423
	Total Communication Services	34,188,734
FINANCIALS – (96.59%)
Banks – (31.52%)
Bank of N.T. Butterfield & Son Ltd. (Bermuda)	883,542	27,699,042
Danske Bank A/S (Denmark)	516,500	10,216,658
DBS Group Holdings Ltd. (Singapore)	2,096,617	36,442,171
DNB ASA (Norway)	2,697,960	43,106,826
JPMorgan Chase & Co.	622,544	60,772,745
PNC Financial Services Group, Inc.	213,986	25,017,103
U.S. Bancorp	1,735,078	79,293,065
Wells Fargo & Co.	1,268,489	58,451,973
		340,999,583
Diversified Financials – (41.85%)
Capital Markets – (20.76%)
Bank of New York Mellon Corp.	1,298,801	61,134,563
Blackstone Group L.P.	386,840	11,531,700
Charles Schwab Corp.	322,308	13,385,451
Goldman Sachs Group, Inc.	178,005	29,735,735
Julius Baer Group Ltd. (Switzerland)	895,484	31,896,322
KKR & Co. Inc., Class A	1,022,870	20,078,938
Oaktree Capital Group LLC, Class A	644,490	25,618,478
State Street Corp.	494,323	31,176,952
		224,558,139
Consumer Finance – (12.09%)
American Express Co.	638,092	60,822,929
Capital One Financial Corp.	925,571	69,963,912
		130,786,841
Diversified Financial Services – (9.00%)
Berkshire Hathaway Inc., Class A *	278	85,068,000
Visa Inc., Class A	92,682	12,228,463
		97,296,463
		452,641,443
Insurance – (23.22%)
Multi-line Insurance – (4.09%)
Loews Corp.	970,896	44,195,186
Property & Casualty Insurance – (10.49%)
Chubb Ltd.	403,878	52,172,960
Markel Corp. *	59,041	61,287,510
		113,460,470
Reinsurance – (8.64%)
Alleghany Corp.	55,680	34,706,458
Everest Re Group, Ltd.	121,481	26,453,702
Greenlight Capital Re, Ltd., Class A *	980,700	8,453,634

DAVIS SERIES, INC.	Schedule of Investments
DAVIS FINANCIAL FUND - (CONTINUED)	December 31, 2018

		Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Insurance – (Continued)
	Reinsurance – (Continued)
	Swiss Re AG (Switzerland)	260,610	$23,894,774
			93,508,568
			251,164,224
		Total Financials	1,044,805,250
	TOTAL COMMON STOCK – (Identified cost $844,506,507)		1,078,993,984
SHORT-TERM INVESTMENTS – (0.23%)
	INTL FCStone Financial Inc. Joint Repurchase Agreement, 3.05%, 01/02/19, dated 12/31/18, repurchase value of $975,165 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-10.25%, 01/15/19-09/20/68, total market value $994,500)	$975,000	975,000
	Mizuho Securities USA Inc. Joint Repurchase Agreement, 2.90%, 01/02/19, dated 12/31/18, repurchase value of $79,013 (collateralized by: U.S. Government agency obligation in a pooled cash account, 2.625%, 12/31/23, total market value $80,580)	79,000	79,000
	Nomura Securities International, Inc. Joint Repurchase Agreement, 3.00%, 01/02/19, dated 12/31/18, repurchase value of $234,039 (collateralized by: U.S. Government agency mortgage in a pooled cash account, 4.636%, 01/20/65, total market value $238,680)	234,000	234,000
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 3.21%, 01/02/19, dated 12/31/18, repurchase value of $1,170,209 (collateralized by: U.S. Government agency mortgage in a pooled cash account, 2.50%, 04/01/28, total market value $1,193,400)	1,170,000	1,170,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $2,458,000)		2,458,000
	Total Investments – (99.98%) – (Identified cost $846,964,507)		1,081,451,984
	Other Assets Less Liabilities – (0.02%)		248,354
	Net Assets – (100.00%)		$1,081,700,338

*	Non-income producing security.

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND	December 31, 2018

	Shares	Value (Note 1)
COMMON STOCK – (63.33%)
COMMUNICATION SERVICES – (3.90%)
Media & Entertainment – (3.90%)
Alphabet Inc., Class C *	5,176	$5,360,317
Facebook, Inc., Class A *	12,822	1,680,836
	Total Communication Services	7,041,153
CONSUMER DISCRETIONARY – (2.82%)
Retailing – (2.82%)
Amazon.com, Inc. *	3,391	5,093,180
	Total Consumer Discretionary	5,093,180
ENERGY – (2.35%)
Apache Corp.	102,340	2,686,425
Encana Corp. (Canada)	268,058	1,549,375
	Total Energy	4,235,800
FINANCIALS – (33.38%)
Banks – (15.53%)
Danske Bank A/S (Denmark)	128,180	2,535,472
DBS Group Holdings Ltd. (Singapore)	204,700	3,557,976
DNB ASA (Norway)	298,860	4,775,054
JPMorgan Chase & Co.	33,493	3,269,587
U.S. Bancorp	135,455	6,190,293
Wells Fargo & Co.	167,358	7,711,857
		28,040,239
Diversified Financials – (13.72%)
Capital Markets – (3.12%)
Bank of New York Mellon Corp.	119,530	5,626,277
Consumer Finance – (5.02%)
American Express Co.	34,675	3,305,221
Capital One Financial Corp.	76,241	5,763,057
		9,068,278
Diversified Financial Services – (5.58%)
Berkshire Hathaway Inc., Class B *	49,306	10,067,299
		24,761,854
Insurance – (4.13%)
Property & Casualty Insurance – (2.21%)
Chubb Ltd.	30,810	3,980,036
Reinsurance – (1.92%)
Greenlight Capital Re, Ltd., Class A *	402,850	3,472,567
		7,452,603
	Total Financials	60,254,696
INDUSTRIALS – (6.75%)
Capital Goods – (6.75%)
Johnson Controls International plc	134,087	3,975,680
Safran S.A. (France)	18,170	2,194,246
United Technologies Corp.	56,399	6,005,365
	Total Industrials	12,175,291

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	December 31, 2018

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
INFORMATION TECHNOLOGY – (11.12%)
Semiconductors & Semiconductor Equipment – (8.15%)
Applied Materials, Inc.	152,808	$5,002,934
Intel Corp.	113,420	5,322,801
Texas Instruments Inc.	46,443	4,388,863
		14,714,598
Software & Services – (2.97%)
Microsoft Corp.	52,701	5,352,841
	Total Information Technology	20,067,439
MATERIALS – (3.01%)
LafargeHolcim Ltd. (Switzerland)	132,330	5,432,439
	Total Materials	5,432,439
TOTAL COMMON STOCK – (Identified cost $129,207,419)		114,299,998
INSTITUTIONAL PREFERRED – (2.11%)
FINANCIALS – (2.11%)
Diversified Financials – (2.11%)
Capital Markets – (2.11%)
Bank of New York Mellon Corp., Series E, 4.95%, Jr. Sub. Deb. (a)	3,902,000	3,809,328
TOTAL INSTITUTIONAL PREFERRED – (Identified cost $3,939,473)		3,809,328
CORPORATE BONDS – (15.14%)
COMMUNICATION SERVICES – (2.76%)
Media & Entertainment – (0.82%)
Discovery Communications LLC, Sr. Notes, 2.20%, 09/20/19	$1,500,000	1,484,567
Telecommunication Services – (1.94%)
Verizon Communications Inc., Sr. Notes, 3.2031% (3 month LIBOR + 55), 05/22/20 (b)	3,500,000	3,493,065
	Total Communication Services	4,977,632
FINANCIALS – (7.08%)
Diversified Financials – (7.08%)
Capital Markets – (1.65%)
Goldman Sachs Group, Inc., Sr. Notes, 3.6372% (3 month LIBOR + 116), 04/23/20 (b)	2,960,000	2,970,762
Consumer Finance – (3.68%)
Capital One N.A., Sr. Notes, 3.6704% (3 month LIBOR +115), 01/30/23 (b)	2,800,000	2,770,209
General Motors Financial Co., Inc., Sr. Notes, 3.1324% (3 month LIBOR + 54), 11/06/20 (b)	3,941,000	3,870,878
		6,641,087
Mortgage Real Estate Investment Trusts (REITs) – (1.75%)
Thornburg Mortgage, Inc., Sr. Notes, 8.00%, 05/15/13 (c)	10,210,000	3,165,100
	Total Financials	12,776,949
INDUSTRIALS – (1.98%)
Capital Goods – (1.64%)
General Electric Co., Sr. Notes, 5.35%, 10/15/20	1,000,000	1,002,727
General Electric Co., Sr. Notes, 3.4363% (3 month LIBOR + 100), 04/15/23 (b)	2,165,000	1,962,527
		2,965,254

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	December 31, 2018

	Principal	Value (Note 1)
CORPORATE BONDS – (CONTINUED)
INDUSTRIALS – (CONTINUED)
Transportation – (0.34%)
Burlington Northern and Santa Fe Railway Co. 2004-1 Pass-Through Trust, 4.575%, 01/15/21	$597,324	$601,933
	Total Industrials	3,567,187
INFORMATION TECHNOLOGY – (2.00%)
Software & Services – (2.00%)
Oracle Corp., Sr. Notes, 1.90%, 09/15/21	3,725,000	3,615,435
	Total Information Technology	3,615,435
MATERIALS – (1.32%)
Allegheny Technologies, Inc., Sr. Notes, 5.95%, 01/15/21	2,429,000	2,392,565
	Total Materials	2,392,565
TOTAL CORPORATE BONDS – (Identified cost $32,288,769)		27,329,768
MORTGAGES – (8.40%)
Fannie Mae, 4.50%, 10/01/33, Pool No. AL8809	1,811,382	1,917,532
Freddie Mac, 5.00%, 06/01/44, Pool No. G60660	2,140,199	2,277,096
Freddie Mac Multifamily Structured Pass-Through, 3.13%, 06/25/21	3,553,000	3,573,039
Ginnie Mae, Series 2009-31, 4.50%, 06/20/38	1,169,130	1,190,060
Ginnie Mae, Series 2017-H06, 2.3293% (12 month LIBOR + 22), 02/20/67 (b)	3,373,558	3,344,073
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A2, 2.4751%, 08/15/49	2,913,000	2,860,741
TOTAL MORTGAGES – (Identified cost $15,436,965)		15,162,541
U.S. GOVERNMENT – (1.61%)
U.S. Treasury Note/Bond, 1.125%, 06/30/21	2,990,000	2,893,759
TOTAL U.S. GOVERNMENT – (Identified cost $2,998,867)		2,893,759
SHORT-TERM INVESTMENTS – (9.20%)
INTL FCStone Financial Inc. Joint Repurchase Agreement, 3.05%, 01/02/19, dated 12/31/18, repurchase value of $6,587,116 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-10.25%, 01/15/19-09/20/68, total market value $6,717,720)	6,586,000	6,586,000
Mizuho Securities USA Inc. Joint Repurchase Agreement, 2.90%, 01/02/19, dated 12/31/18, repurchase value of $537,087 (collateralized by: U.S. Government agency obligation in a pooled cash account, 2.625%, 12/31/23, total market value $547,740)	537,000	537,000
Nomura Securities International, Inc. Joint Repurchase Agreement, 3.00%, 01/02/19, dated 12/31/18, repurchase value of $1,581,264 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.577%-4.50%, 08/01/39-10/01/46, total market value $1,612,620)	1,581,000	1,581,000

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	December 31, 2018

		Principal	Value (Note 1)
SHORT-TERM INVESTMENTS – (CONTINUED)
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 3.21%, 01/02/19, dated 12/31/18, repurchase value of $7,904,409 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.50%-5.00%, 10/01/25-08/01/48, total market value $8,061,060)	$7,903,000	$7,903,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $16,607,000)		16,607,000
		Total Investments – (99.79%) – (Identified cost $200,478,493)	180,102,394
		Other Assets Less Liabilities – (0.21%)	385,503
		Net Assets – (100.00%)	$180,487,897

*	Non-income producing security.

(a)	Security is perpetual in nature with no stated maturity date; the interest rate is fixed until June 20, 2020.

(b)	The interest rates on floating rate securities, shown as of December 31, 2018, may change daily or less frequently and are based on a published reference rate and basis point spread.

(c)	This security is in default and is not accruing income. The interest rate shown is the original, contractual interest rate. See Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS REAL ESTATE FUND	December 31, 2018

	Shares	Value (Note 1)
COMMON STOCK – (98.62%)
REAL ESTATE – (98.62%)
Equity Real Estate Investment Trusts (REITs) – (98.62%)
Diversified REITs – (1.03%)
Liberty Property Trust	47,930	$2,007,308
Health Care REITs – (3.08%)
HCP, Inc.	73,560	2,054,531
Ventas, Inc.	66,900	3,919,671
		5,974,202
Hotel & Resort REITs – (2.55%)
Host Hotels & Resorts Inc.	219,341	3,656,415
Ryman Hospitality Properties, Inc.	19,180	1,279,114
		4,935,529
Industrial REITs – (11.24%)
EastGroup Properties, Inc.	10,306	945,369
First Industrial Realty Trust, Inc.	30,430	878,210
Prologis, Inc.	150,180	8,818,569
Rexford Industrial Realty, Inc.	196,408	5,788,144
Terreno Realty Corp.	152,799	5,373,941
		21,804,233
Office REITs – (18.10%)
Alexandria Real Estate Equities, Inc.	50,473	5,816,509
Boston Properties, Inc.	62,786	7,066,564
Brandywine Realty Trust	221,780	2,854,309
Cousins Properties, Inc.	668,916	5,284,436
Great Portland Estates PLC (United Kingdom)	298,246	2,505,531
Hudson Pacific Properties, Inc.	211,390	6,142,993
SL Green Realty Corp.	27,930	2,208,704
Vornado Realty Trust	51,727	3,208,626
		35,087,672
Residential REITs – (22.92%)
American Campus Communities, Inc.	149,051	6,169,221
American Homes 4 Rent, Class A	61,020	1,211,247
AvalonBay Communities, Inc.	68,858	11,984,735
Camden Property Trust	69,415	6,111,991
Equity LifeStyle Properties, Inc.	25,090	2,436,992
Equity Residential	85,485	5,642,865
Essex Property Trust, Inc.	26,014	6,378,893
Invitation Homes Inc.	54,500	1,094,360
Mid-America Apartment Communities, Inc.	10,500	1,004,850
Sun Communities, Inc.	23,760	2,416,629
		44,451,783
Retail REITs – (20.29%)
Acadia Realty Trust	233,541	5,548,934
Brixmor Property Group, Inc.	241,730	3,551,014
Federal Realty Investment Trust	42,879	5,061,437
Kimco Realty Corp.	105,890	1,551,288
Macerich Co.	21,740	940,907
Regency Centers Corp.	92,810	5,446,091

DAVIS SERIES, INC.	Schedule of Investments
DAVIS REAL ESTATE FUND - (CONTINUED)	December 31, 2018

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
REAL ESTATE – (CONTINUED)
Equity Real Estate Investment Trusts (REITs) – (Continued)
Retail REITs – (Continued)
Retail Opportunity Investments Corp.	137,694	$2,186,581
Simon Property Group, Inc.	89,626	15,056,272
		39,342,524
Specialized REITs – (19.41%)
CatchMark Timber Trust Inc., Class A	125,596	891,731
CoreSite Realty Corp.	33,730	2,942,268
Crown Castle International Corp.	53,355	5,795,954
CubeSmart	49,000	1,405,810
Digital Realty Trust, Inc.	59,240	6,312,022
Equinix, Inc.	23,330	8,225,225
Extra Space Storage Inc.	37,937	3,432,540
Life Storage, Inc.	20,190	1,877,468
Public Storage	33,361	6,752,600
		37,635,618
	Total Real Estate	191,238,869
TOTAL COMMON STOCK – (Identified cost $194,605,413)		191,238,869
PREFERRED STOCK – (0.32%)
REAL ESTATE – (0.32%)
Equity Real Estate Investment Trusts (REITs) – (0.32%)
Retail REITs – (0.32%)
CBL & Associates Properties, Inc., Series D, 7.375%, Cum. Pfd.	28,155	297,880
CBL & Associates Properties, Inc., Series E, 6.625%, Cum. Pfd.	33,513	320,384
	Total Real Estate	618,264
TOTAL PREFERRED STOCK – (Identified cost $1,017,579)		618,264
SHORT-TERM INVESTMENTS – (0.34%)
INTL FCStone Financial Inc. Joint Repurchase Agreement, 3.05%, 01/02/19, dated 12/31/18, repurchase value of $261,044 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-10.25%, 01/15/19-09/20/68, total market value $266,220)	$261,000	261,000
Mizuho Securities USA Inc. Joint Repurchase Agreement, 2.90%, 01/02/19, dated 12/31/18, repurchase value of $20,003 (collateralized by: U.S. Government agency obligation in a pooled cash account, 2.625%, 12/31/23, total market value $20,400)	20,000	20,000
Nomura Securities International, Inc. Joint Repurchase Agreement, 3.00%, 01/02/19, dated 12/31/18, repurchase value of $63,011 (collateralized by: U.S. Government agency mortgages and obligation in a pooled cash account, 1.375%-5.50%, 08/31/20-08/01/44, total market value $64,260)	63,000	63,000

DAVIS SERIES, INC.	Schedule of Investments
DAVIS REAL ESTATE FUND - (CONTINUED)	December 31, 2018

	Principal	Value (Note 1)
SHORT-TERM INVESTMENTS – (CONTINUED)
SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 3.21%, 01/02/19, dated 12/31/18, repurchase value of $313,056 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.92%-4.50%, 12/01/28-12/01/48, total market value $319,260)	$313,000	$313,000
TOTAL SHORT-TERM INVESTMENTS – (Identified cost $657,000)		657,000
	Total Investments – (99.28%) – (Identified cost $196,279,992)	192,514,133
	Other Assets Less Liabilities – (0.72%)	1,390,510
	Net Assets – (100.00%)	$193,904,643

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Assets and Liabilities
At December 31, 2018

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
ASSETS:
Investments in securities, at value* (see accompanying Schedules of Investments):
Unaffiliated investments	$496,961,895	$26,018,734	$81,172,009	$1,078,993,984	$163,495,394	$191,857,133
Repurchase agreements	21,471,000	3,329,000	92,707,000	2,458,000	16,607,000	657,000
Cash	18,235	63,943	488	77	3,904	16,184
Receivables:
Capital stock sold	7,411,464	10,664	10,741,544	7,707,608	1,439,977	1,039,728
Dividends and interest	323,604	83,211	281,285	1,464,055	409,122	904,109
Investment securities sold	–	–	–	2,465,276	–	–
Prepaid expenses	17,116	1,165	5,279	32,458	5,891	6,062
Due from Adviser	–	2,970	–	–	–	–
Total assets	526,203,314	29,509,687	184,907,605	1,093,121,458	181,961,288	194,480,216
LIABILITIES:
Payables:
Capital stock redeemed	3,571,483	143,249	1,082,063	10,211,559	1,266,783	344,230
Distributions payable	–	13,436	5,414	–	–	–
Accrued distribution and service plan fees	127,118	8,222	–	285,043	44,526	41,889
Accrued investment advisory fee	257,551	7,673	51,245	555,771	85,015	98,361
Accrued transfer agent fees	113,475	11,846	31,990	234,612	37,698	49,580
Other accrued expenses	91,142	22,603	47,586	134,135	39,369	41,513
Total liabilities	4,160,769	207,029	1,218,298	11,421,120	1,473,391	575,573
NET ASSETS	$522,042,545	$29,302,658	$183,689,307	$1,081,700,338	$180,487,897	$193,904,643
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$185,191	$55,329	$1,836,893	$258,944	$49,732	$53,981
Additional paid-in capital	471,223,088	34,062,045	181,820,191	835,740,594	200,065,599	193,705,127
Distributable earnings (losses)	50,634,266	(4,814,716)	32,223	245,700,800	(19,627,434)	145,535
Net Assets	$522,042,545	$29,302,658	$183,689,307	$1,081,700,338	$180,487,897	$193,904,643
*Including:
Cost of unaffiliated investments	$470,150,265	$26,199,794	$81,172,009	$844,506,507	$183,871,493	$195,622,992
Cost of repurchase agreements	21,471,000	3,329,000	92,707,000	2,458,000	16,607,000	657,000

DAVIS SERIES, INC.	Statements of Assets and Liabilities – (Continued)
At December 31, 2018

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund		Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
CLASS A SHARES:
Net assets	$290,970,000	$25,296,590		$172,042,417	$463,024,289	$108,613,443	$124,762,543
Shares outstanding	10,356,191	4,778,316		172,042,417	10,971,039	2,997,680	3,489,376
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$28.10	$5.29		$1.00	$42.20	$36.23	$35.75
Maximum offering price per share (100/95.25 of net asset value)†	$29.50	$5.55	$	NA	$44.30	$38.04	$37.53
CLASS C SHARES:
Net assets	$33,185,514	$2,025,966		$3,671,652	$122,240,006	$11,172,010	$6,268,119
Shares outstanding	1,499,023	383,468		3,671,652	3,525,738	307,467	175,349
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$22.14	$5.28		$1.00	$34.67	$36.34	$35.75
CLASS Y SHARES:
Net assets	$197,887,031	$1,980,102		$7,975,238	$496,436,043	$60,702,444	$62,873,981
Shares outstanding	6,663,878	371,106		7,975,238	11,397,650	1,668,043	1,733,359
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$29.70	$5.34		$1.00	$43.56	$36.39	$36.27

†On purchases of $100,000 or more, the offering price is reduced.

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Operations
For the year ended December 31, 2018

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
INVESTMENT INCOME:
Income:
Dividends*	$7,559,379	$–	$–	$26,279,958	$2,680,106	$5,896,397
Interest	488,819	623,290	3,546,126	898,487	1,316,539	177,648
Net securities lending fees	–	–	–	1,156	–	–
Total income	8,048,198	623,290	3,546,126	27,179,601	3,996,645	6,074,045
Expenses:
Investment advisory fees (Note 3)	3,621,004	92,224	573,252	7,553,313	1,058,254	1,090,112
Custodian fees	159,563	26,036	80,811	245,352	52,698	48,630
Transfer agent fees:
Class A	305,423	58,334	144,714	606,101	130,992	171,888
Class C	69,492	10,100	2,506	161,384	27,594	19,346
Class Y	194,774	5,386	6,215	605,958	20,941	49,156
Audit fees	24,793	20,445	24,793	38,423	25,968	33,958
Legal fees	13,972	651	3,920	28,952	4,017	4,103
Accounting fees (Note 3)	21,004	2,000	7,002	41,500	6,000	6,498
Reports to shareholders	39,879	4,799	6,521	105,631	11,830	14,742
Directors’ fees and expenses	63,168	6,072	19,654	127,771	20,611	21,124
Registration and filing fees	65,350	45,514	52,142	88,120	46,504	51,584
Excise tax expense (Note 1)	–	–	1,133	–	–	–
Expenses recaptured by Adviser (Note 3)	–	–	178,051	–	–	–
Miscellaneous	36,758	12,568	15,854	59,610	18,183	20,071
Distribution and service plan fees (Note 3):
Class A	734,753	54,519	–	1,349,810	241,783	244,087
Class C	731,578	33,806	–	1,681,443	233,762	110,944
Total expenses	6,081,511	372,454	1,116,568	12,693,368	1,899,137	1,886,243
Reimbursement of expenses by Adviser (Note 3)	–	(2,970)	–	–	–	–
Net expenses	6,081,511	369,484	1,116,568	12,693,368	1,899,137	1,886,243
Net investment income	1,966,687	253,806	2,429,558	14,486,233	2,097,508	4,187,802
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions	85,934,477	(115,391)	–	103,092,952	31,444,572	6,704,438
Foreign currency transactions	(103,969)	–	–	(66,578)	3,476	(1,781)
Net realized gain (loss)	85,830,508	(115,391)	–	103,026,374	31,448,048	6,702,657
Net change in unrealized appreciation (depreciation)	(169,343,952)	(9,540)	–	(272,116,915)	(48,173,528)	(20,890,669)
Net realized and unrealized loss on investments and foreign currency transactions	(83,513,444)	(124,931)	–	(169,090,541)	(16,725,480)	(14,188,012)
Net increase (decrease) in net assets resulting from operations	$(81,546,757)	$128,875	$2,429,558	$(154,604,308)	$(14,627,972)	$(10,000,210)

*Net of foreign taxes withheld of	$112,797	$–	$–	$563,461	$66,294	$4,965

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Changes in Net Assets
For the year ended December 31, 2018

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
OPERATIONS:
Net investment income	$1,966,687	$253,806	$2,429,558	$14,486,233	$2,097,508	$4,187,802
Net realized gain (loss) from investments and foreign currency transactions	85,830,508	(115,391)	–	103,026,374	31,448,048	6,702,657
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(169,343,952)	(9,540)	–	(272,116,915)	(48,173,528)	(20,890,669)
Net increase (decrease) in net assets resulting from operations	(81,546,757)	128,875	2,429,558	(154,604,308)	(14,627,972)	(10,000,210)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(36,729,392)	(297,467)	(2,291,794)	(39,185,689)	(1,055,996)	(7,222,337)
Class C	(5,183,474)	(4,514)	(38,347)	(11,574,857)	(42,829)	(299,693)
Class Y	(25,071,408)	(29,245)	(99,417)	(44,410,103)	(871,265)	(3,671,843)
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class A	48,746,727	1,266,946	(28,275,265)	(61,218,559)	21,584,647	1,020,095
Class C	(58,163,092)	(3,062,603)	(629,278)	(25,215,408)	(23,410,081)	(9,443,712)
Class Y	4,417,253	(495,809)	(160,771)	43,615,074	(2,536,930)	20,667,628
Total decrease in net assets	(153,530,143)	(2,493,817)	(29,065,314)	(292,593,850)	(20,960,426)	(8,950,072)
NET ASSETS:
Beginning of year	675,572,688	31,796,475	212,754,621	1,374,294,188	201,448,323	202,854,715
End of year*	$522,042,545	$29,302,658	$183,689,307	$1,081,700,338	$180,487,897	$193,904,643

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Changes in Net Assets
For the year ended December 31, 2017

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
OPERATIONS:
Net investment income (loss)	$(18,517)	$36,564	$755,682	$5,102,160	$1,857,659	$2,977,812
Net realized gain from investments and foreign currency transactions	26,597,289	42,147	–	17,513,270	7,378,920	11,416,684
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	104,909,621	(54,072)	–	186,960,167	21,071,820	1,865,567
Net increase in net assets resulting from operations	131,488,393	24,639	755,682	209,575,597	30,308,399	16,260,063
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	(326,751)	(155,767)	(702,268)	(1,947,673)	(838,315)	(1,297,517)
Class B†	–	–	(6,756)	–	–	–
Class C	–	–	(15,777)	–	(61,623)	(15,194)
Class Y	(803,214)	(23,913)	(30,881)	(3,074,000)	(796,584)	(534,202)
Realized gains from investment transactions:
Class A	(8,254,789)	–	–	(12,276,240)	–	(6,587,980)
Class C	(3,061,211)	–	–	(4,109,281)	–	(776,545)
Class Y	(6,024,106)	–	–	(10,621,130)	–	(2,202,107)
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class A	(5,644,403)	(5,145,024)	(42,045,021)	31,449,240	(11,427,277)	(17,857,248)
Class B†	(1,502,693)	(865,069)	(4,662,106)	(1,937,314)	(1,338,165)	(1,705,557)
Class C	(24,866,901)	(4,144,904)	(1,586,110)	14,019,029	(21,391,057)	(6,601,579)
Class Y	(10,749,923)	(1,151,226)	(1,745,479)	170,465,019	(2,234,353)	3,169,621
Total increase (decrease) in net assets	70,254,402	(11,461,264)	(50,038,716)	391,543,247	(7,778,975)	(18,148,245)
NET ASSETS:
Beginning of year	605,318,286	43,257,739	262,793,337	982,750,941	209,227,298	221,002,960
End of year*	$675,572,688	$31,796,475	$212,754,621	$1,374,294,188	$201,448,323	$202,854,715
*Including undistributed net investment income (loss) of	$(75,352)	$(6,236)	$31,161	$236,654	$21,662	$1,880,471

†For the period from January 1, 2017 through August 31, 2017 (conversion of Class into A shares).

See Notes to Financial Statements

DAVIS SERIES, INC.	Statement of Cash Flows
For the year ended December 31, 2018

Davis Opportunity Fund
CASH FLOW FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	$(81,546,757)
Adjustments to reconcile net decrease in net assets from operations to net cash from operating activities:
Purchase of investment securities	(274,977,712)
Proceeds from sales of investment securities	328,641,483
Short-term investment securities, net	12,944,000
Net realized gain on investment transactions	(85,934,477)
Net change in unrealized appreciation (depreciation) on investment transactions	169,343,952
Change in assets:
Dividends and interest	(168,734)
Investment securities sold	6,036,054
Increase in other assets	(313)
Change in liabilities:
Decrease in other liabilities	(90,459)
Net cash from operating activities	74,247,037
CASH FLOW FROM FINANCING ACTIVITIES:
Proceeds from shares sold	187,300,662
Payments on shares redeemed	(258,003,626)
Cash dividends and distributions paid	(3,526,234)
Net cash from financing activities	(74,229,198)
Net increase in cash	17,839
Cash, beginning balance	396
Cash, ending balance	$18,235

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions	$63,458,040

See Notes to Financial Statements

DAVIS SERIES, INC.	Notes to Financial Statements
December 31, 2018

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Davis Series, Inc. (a Maryland corporation) (“Company”), is registered under the Investment Company Act of 1940 (“1940 Act”) as amended, as an open-end management investment company. The Company follows the reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund are diversified under the 1940 Act. Davis Financial Fund is non-diversified under the 1940 Act. The Company operates as a series issuing shares of common stock in the following six funds (collectively “Funds”):

Davis Opportunity Fund seeks to achieve long-term growth of capital. It invests primarily in common stocks and other equity securities, and may invest in both domestic and foreign issuers.

Davis Government Bond Fund seeks to achieve current income. It invests in debt securities which are obligations of, or which are guaranteed by, the U.S. Government, its agencies or instrumentalities.

Davis Government Money Market Fund seeks to achieve as high a level of current income as is consistent with the principle of preservation of capital and maintenance of liquidity.

The Fund is a money market fund that seeks to preserve the value of your investment at $1.00 per share. There can be no guarantee that the Fund will be successful in maintaining a $1.00 share price.

It invests exclusively in U.S. Treasury securities, U.S. Government agency securities, U.S. Government agency mortgage securities (collectively “U.S. Government Securities”), and repurchase agreements collateralized by U.S. Government Securities. The Fund seeks to maintain liquidity and preserve capital by carefully monitoring the maturity of its investments. The Fund’s portfolio maintains a dollar-weighted average maturity of sixty days or less.

Davis Financial Fund seeks to achieve long-term growth of capital. It invests primarily in common stocks and other equity securities and will concentrate investments in companies principally engaged in the banking, insurance, and financial service industries.

Davis Appreciation & Income Fund seeks to achieve total return through a combination of growth and income. Under normal circumstances, the Fund invests in a diversified portfolio of common stock, preferred stock, and fixed income securities, which could consist of both investment grade and high-yield, high-risk debt securities (“junk bonds”). The Fund may hold securities in default, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently default. As of December 31, 2018, the value of defaulted securities amounted to $3,165,100 (cost: $7,650,174) or 1.75% of the Fund’s net assets.

Davis Real Estate Fund seeks to achieve total return through a combination of growth and income. It invests primarily in securities of companies principally engaged in or related to the real estate industry or which own significant real estate assets or which primarily invest in real estate financial instruments.

Because of the risk inherent in any investment program, the Company cannot ensure that the investment objective of any of its series will be achieved.

The Company accounts separately for the assets, liabilities, and operations of each Fund. Each Fund offers Class A, Class C, and Class Y shares, and previously offered Class B shares for new purchases through April 30, 2013. Class B shares were closed by conversion into Class A shares on August 31, 2017. Class A shares are sold with a front-end sales charge, except for shares of Davis Government Money Market Fund, which are sold at net asset value. Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Effective July 1, 2018, Class C shares automatically convert to Class A shares after 10 years. Any existing Class C shares held longer than 10 years as of July 1, 2018 converted in July 2018. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge upon redemption. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class), and gains and losses are allocated daily to each class based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class, such as distribution and transfer agent fees, are charged against the operations of that class. All expenses for Davis Government Money Market Fund are allocated evenly across all classes of shares based upon the relative portion of net assets represented by each class. All classes have identical rights with respect to voting (exclusive of each class’ distribution arrangement), liquidation, and distributions. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2018

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Security Valuation - The Funds calculate the net asset value of their shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges including NASDAQ) are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the last quoted bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Funds’ assets are valued. Fixed income securities with more than 60 days to maturity are generally valued using evaluated prices or matrix pricing methods determined by an independent pricing service which takes into consideration factors such as yield, maturity, liquidity, ratings, and traded prices in identical or similar securities. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what Davis Selected Advisers, L.P. (“Davis Advisors” or “Adviser”), the Funds’ investment adviser, identifies as a significant event occurring before the Funds’ assets are valued, but after the close of their respective exchanges will be fair valued using a fair valuation methodology applicable to the security type or the significant event as previously approved by the Funds’ Pricing Committee and Board of Directors. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser’s portfolio management team, when determining the fair value of a security. To assess the appropriateness of security valuations, the Adviser may consider (i) comparing prior day prices and/or prices of comparable securities; (ii) comparing sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source; (iii) new rounds of financing; (iv) the performance of the market or the issuer’s industry; (v) the liquidity of the security; (vi) the size of the holding in a fund; and/or (vii) any other appropriate information. The determination of a security’s fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation of the security was readily available. Fair value determinations are subject to review, approval, and ratification by the Funds’ Board of Directors at its next regularly scheduled meeting covering the period in which the fair valuation was determined. Fair valuation methods used by the Funds may include, but are not limited to, valuing securities initially at cost (excluding commissions) and subsequently adjusting the value due to: additional transactions by the issuer, changes in company specific fundamentals, and changes in the value of similar securities. Values may be further adjusted for any discounts related to security-specific resale restrictions.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. For Davis Government Money Market Fund, in compliance with Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates market value.

The Funds’ valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

Fair Value Measurements - Fair value is defined as the price that the Funds would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Funds can obtain the fair value assigned to a security if they were to sell the security. Money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2018

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Fair Value Measurements - (Continued)

The following is a summary of the inputs used as of December 31, 2018 in valuing each Fund’s investments carried at value:

	Investments in Securities at Value
			Davis		Davis
	Davis	Davis	Government	Davis	Appreciation	Davis
	Opportunity	Government	Money Market	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund	Fund
Valuation Inputs
Level 1 – Quoted Prices:
Common Stock:
Communication Services	$42,651,311	$–	$–	$34,188,734	$7,041,153	$–
Consumer Discretionary	56,890,125	–	–	–	5,093,180	–
Energy	77,259,366	–	–	–	4,235,800	–
Financials	69,471,784	–	–	1,044,805,250	60,254,696	–
Health Care	41,729,763	–	–	–	–	–
Industrials	99,499,367	–	–	–	12,175,291	–
Information Technology	50,281,091	–	–	–	20,067,439	–
Materials	–	–	–	–	5,432,439	–
Real Estate	–	–	–	–	–	191,238,869
Preferred Stock:
Real Estate	–	–	–	–	–	618,264
Total Level 1	437,782,807	–	–	1,078,993,984	114,299,998	191,857,133
Level 2 – Other Significant
Observable Inputs:
Preferred Stock:
Financials	–	–	–	–	3,809,328	–
Debt securities issued by U.S. Treasuries and U.S. Government corporations and agencies:
Long-term	–	26,018,734	–	–	18,056,300	–
Short-term	–	–	81,172,009	–	–	–
Corporate debt securities	–	–	–	–	27,329,768	–
Short-term securities	21,471,000	3,329,000	92,707,000	2,458,000	16,607,000	657,000
Total Level 2	21,471,000	29,347,734	173,879,009	2,458,000	65,802,396	657,000
Level 3 – Significant Unobservable
Inputs:
Common Stock:
Communication Services	113,493	–	–	–	–	–
Preferred Stock:
Consumer Discretionary	59,065,595	–	–	–	–	–
Total Level 3	59,179,088	–	–	–	–	–
Total Investments	$518,432,895	$29,347,734	$173,879,009	$1,081,451,984	$180,102,394	$192,514,133

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2018

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Fair Value Measurements - (Continued)

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the year ended December 31, 2018. The net change in unrealized appreciation (depreciation) during the period on Level 3 securities still held at December 31, 2018 for Davis Opportunity Fund was $605,470. There were no transfers of investments into or out of Level 3 of the fair value hierarchy during the period. The cost of purchases or proceeds from sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) are included in the related amounts on investments in the Statements of Operations.

	Beginning Balance January 1, 2018	Cost of Purchases	Net Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Proceeds from Sales	Ending Balance December 31, 2018
Davis Opportunity Fund
Investments in Securities:
Common Stock	$111,635	$–	$1,858	$–	$–	$113,493
Preferred Stock	47,806,633	10,655,350	603,612	–	–	59,065,595
Total Level 3	$47,918,268	$10,655,350	$605,470	$–	$–	$59,179,088

The following table is a summary of those assets in which significant unobservable inputs (Level 3) were used by the Adviser in determining fair value. Note that these amounts exclude any valuations provided by a pricing service or broker.

	Fair Value at	Valuation	Unobservable		Impact to Valuation from
	December 31, 2018	Technique	Input(s)	Amount(s)	an Increase in Input
Davis Opportunity Fund
Investments in Securities:
Common Stock	$113,493	Discounted Cash Flow	Annualized Yield	3.757%	Decrease

Preferred Stock	21,799,292	Market Approach	Transaction Price	$46.50	Increase

Preferred Stock	26,610,953	Market Approach	Transaction Price	$6.1629	Increase

Preferred Stock	10,655,350	Market Approach	Transaction Price	$4.2843	Increase
Total Level 3	$59,179,088

The significant unobservable inputs listed in the above table are used in the fair value measurement of equity securities, and if changed, would affect the fair value of the Funds’ investments. The transaction price inputs are attributable to private securities and include assumptions made from private transactions. The “Impact to Valuation from an Increase in Input” represents the change in fair value measurement resulting from an increase in the corresponding input. A decrease in the input would have the opposite effect.

Master Repurchase Agreements - The Funds, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. dollar based upon the mean between the bid and offered quotations of the currencies against U.S. dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2018

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Foreign Currency - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract. There were no forward contracts entered into by the Funds.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Funds include foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statements of Operations.

Federal Income Taxes - It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income tax is required. Davis Government Money Market Fund incurred a 2017 excise tax liability of $1,133 during the year ended December 31, 2018. The Adviser analyzed the Funds’ tax positions taken on federal and state income tax returns for all open tax years and concluded that as of December 31, 2018, no provision for income tax is required in the Funds’ financial statements related to these tax positions. The Funds’ federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state Department of Revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2015.

Capital losses will be carried forward to future years if not offset by gains. At December 31, 2018, the Funds had available for federal income tax purposes unused capital loss carryforwards as follows:

	Capital Loss Carryforwards
		Davis
	Davis	Appreciation
	Government	& Income
	Bond Fund	Fund
No Expiration
Short-term	$2,723,553	$–
Long-term	1,907,838	–
Total	$4,631,391	$–
Utilized in 2018	$–	$30,658,057
Expired in 2018	625,163	–

At December 31, 2018, the unrealized appreciation (depreciation) and aggregate cost of investments for federal income tax purposes were as follows:

			Davis		Davis
	Davis	Davis	Government	Davis	Appreciation	Davis
	Opportunity	Government	Money Market	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund	Fund
Unrealized appreciation	$99,545,616	$61,437	$–	$272,832,653	$4,398,277	$9,734,427
Unrealized depreciation	(74,964,904)	(242,497)	–	(41,051,341)	(25,256,490)	(13,562,235)
Net unrealized appreciation (depreciation)	$24,580,712	$(181,060)	$–	$231,781,312	$(20,858,213)	$(3,827,808)
Aggregate cost	$493,852,183	$29,528,794	$173,879,009	$849,670,672	$200,960,607	$196,341,941

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2018

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Dividend income from REIT securities may include return of capital. Upon notification from the issuer, the amount of the return of capital is reclassified to adjust dividend income, reduce the cost basis, and/or adjust realized gain/loss. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments [collectively “Distributable earnings (losses)”] may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, corporate actions, paydowns on fixed income securities, foreign currency transactions, Directors’ deferred compensation, net operating losses, passive foreign investment company shares, partnership income, equalization accounting for tax purposes, and distributions from real estate investment trusts. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Funds. The Funds adjust certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules. The Funds’ net assets have not been affected by these reclassifications. During the year ended December 31, 2018, amounts have been reclassified to reflect increases (decreases) as follows:

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Real Estate Fund
Additional paid-in Capital	$9,921,602	$(625,163)	$(1,062)	$12,183,314	$741,114
Distributable earnings (losses)	(9,921,602)	625,163	1,062	(12,183,314)	(741,114)

The tax character of distributions paid during the years ended December 31, 2018 and 2017 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Davis Opportunity Fund
2018	$2,933,613	$64,050,661	$66,984,274
2017	6,368,122	12,101,949	18,470,071
Davis Government Bond Fund
2018	331,226	–	331,226
2017	179,680	–	179,680
Davis Government Money Market Fund
2018	2,429,558	–	2,429,558
2017	755,682	–	755,682
Davis Financial Fund
2018	13,000,134	82,170,515	95,170,649
2017	5,021,673	27,006,651	32,028,324
Davis Appreciation & Income Fund
2018	1,970,090	–	1,970,090
2017	1,696,522	–	1,696,522
Davis Real Estate Fund
2018	6,530,768	4,663,105	11,193,873
2017	1,846,913	9,566,632	11,413,545

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2018

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Dividends and Distributions to Shareholders - (Continued)

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Undistributed ordinary Income	$6,643,508	$3,966	$44,565	$1,643,912	$70,969	$3,290,059
Accumulated net realized losses from investments	–	(4,631,391)	–	–	–	–
Undistributed long- term capital gain	19,495,771	–	–	12,399,500	1,203,606	722,686
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	24,580,027	(181,060)	–	231,776,911	(20,857,595)	(3,827,935)
Total	$50,719,306	$(4,808,485)	$44,565	$245,820,323	$(19,583,020)	$184,810

Indemnification - Under the Funds’ organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, some of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Directors Fees and Expenses - The Funds set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director’s account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Davis Funds in which the amounts are invested.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the year ended December 31, 2018 were as follows:

				Davis
	Davis	Davis	Davis	Appreciation	Davis
	Opportunity	Government	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund
Cost of purchases	$274,977,712	$14,570,155	$289,257,661	$99,155,376	$101,947,470
Proceeds from sales	328,641,483	7,548,004	238,045,494	110,085,954	83,595,744

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2018

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES)

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds. DSA-NY performs research and portfolio management services for the Funds under a Sub-Advisory Agreement with the Adviser. The Funds pay no fees directly to DSA-NY.

All officers of the Funds (including Interested Directors) hold positions as executive officers with the Adviser or its affiliates.

As of December 31, 2018, related shareholders with greater than 20% of outstanding shares were as follows:

Davis Government	Davis Appreciation
Money Market Fund	& Income Fund
31%	22%

Investment activities of this shareholder could have a material impact on the Funds.

Investment Advisory Fees - Advisory fees are paid monthly to the Adviser. The annual rate for Davis Opportunity Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund is 0.55% of the average net assets for each Fund. The annual rate for Davis Government Bond Fund and Davis Government Money Market Fund is 0.30% of the average net assets for each Fund.

Transfer Agent and Accounting Fees - DST Asset Manager Solutions, Inc. is the Funds’ primary transfer agent. State Street Bank and Trust Company (“State Street Bank”) is the Funds’ primary accounting provider. Fees for such services are included in the custodian fees as State Street Bank also serves as the Funds’ custodian. The Adviser is also paid for certain transfer agent and accounting services.

	Year ended December 31, 2018
			Davis		Davis
	Davis	Davis	Government	Davis	Appreciation	Davis
	Opportunity	Government	Money	Financial	& Income	Real Estate
	Fund	Bond Fund	Market Fund	Fund	Fund	Fund
Transfer agent fees paid to Adviser	$48,328	$7,574	$15,445	$145,225	$19,507	$30,951
Accounting fees paid to Adviser	21,004	2,000	7,002	41,500	6,000	6,498

Waivers and Reimbursement of Expenses - Effective September 1, 2018, the Adviser is contractually committed to reimburse Davis Government Bond Fund’s expenses to the extent necessary to cap total annual Fund operating expenses (Class A shares, 1.05%; Class C shares, 1.80%; Class Y shares, 0.80%) and Davis Real Estate Fund’s expenses to the extent necessary to cap total annual Fund operating expenses (Class C shares, 1.80%). During the year ended December 31, 2018, such reimbursements for Class A, Class C, and Class Y shares of Davis Government Bond Fund amounted to $2,000, $500, and $470, respectively.

The Adviser is contractually committed to waive fees and/or reimburse Davis Government Money Market Fund’s expenses such that investment income will not be less than zero until May 1, 2019.

The Adviser may recapture from the assets of Davis Government Money Market Fund any of the operating expenses it has reimbursed (but not any of the advisory fees which it has waived) until the end of the third calendar year after the end of the calendar year in which such reimbursement occurs. Any potential recovery is limited to an amount such that (i) the Fund’s net investment income will not be less than zero for any class of shares; and (ii) may not exceed 0.10% of net assets (ten basis points) in any calendar year. This recapture could negatively affect the Fund’s future yield.

The Adviser recaptured $178,051 of previously reimbursed expenses during the year ended December 31, 2018.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2018

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES) – (CONTINUED)

Distribution and Service Plan Fees - The Funds have adopted separate Distribution Plans (“12b-1 Plans”) for Class A and Class C shares. Under the 12b-1 Plans, the Funds (other than Davis Government Money Market Fund) reimburse Davis Distributors, LLC (“Distributor”), the Funds’ Underwriter, for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers, which remain outstanding during the period. The service fee is paid at an annual rate up to 0.25% of the average net assets maintained by the responsible dealers. Each of the Funds (other than Davis Government Money Market Fund) pays the Distributor a 12b-1 fee on Class C shares at an annual rate equal to the lesser of 1.25% of the average daily net asset value of Class C shares or the maximum amount provided by applicable rule or regulation of the Financial Industry Regulatory Authority, Inc., which currently is 1.00%. The Funds pay the 12b-1 fee on Class C shares in order: (i) to pay the Distributor distribution fees or commissions on Class C shares which have been sold and (ii) to enable the Distributor to pay service fees on Class C shares which have been sold.

	Year ended December 31, 2018
	Davis	Davis Government	Davis	Davis Appreciation	Davis Real
	Opportunity Fund	Bond Fund	Financial Fund	& Income Fund	Estate Fund
Distribution fees:
Class C	$548,684	$25,355	$1,261,082	$175,322	$83,208
Service fees:
Class A	734,753	54,519	1,349,810	241,783	244,087
Class C	182,894	8,451	420,361	58,440	27,736

The shareholders of Davis Government Money Market Fund have adopted a Distribution Plan in accordance with Rule 12b-1, which does not provide for any amounts to be paid directly to the Distributor as either compensation or reimbursement for distributing shares of the Fund, but does authorize the use of the advisory fee to the extent such fee may be considered to be indirectly financing any activity or expense which is primarily intended to result in the sale of Fund shares.

Sales Charges - Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Funds. They are deducted from the proceeds from sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable.

Class A shares of the Funds (other than Davis Government Money Market Fund) are sold at net asset value plus a sales charge and are redeemed at net asset value. On purchases of $1 million or more, the sales charge will not be applied; however a CDSC of 0.50% may be imposed upon redemption if those shares are redeemed within the first year of purchase.

Class C shares of the Funds are sold and redeemed at net asset value. A CDSC of 1.00% is imposed upon redemption of certain Class C shares (other than Davis Government Money Market Fund) within the first year of the original purchase.

The Distributor received commissions earned on sales of Class A shares of the Funds (other than Davis Government Money Market Fund) of which a portion was retained by the Distributor and the remaining was re-allowed to investment dealers. Commission advances by the Distributor on the sales of Class C shares of the Funds (other than Davis Government Money Market Fund) are re-allowed to qualified selling dealers.

	Year ended December 31, 2018
				Davis
	Davis	Davis	Davis	Appreciation	Davis
	Opportunity	Government	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund
Class A commissions retained by the Distributor	$24,331	$723	$132,795	$6,328	$5,913
Class A commissions re-allowed to investment dealers	138,060	4,267	736,952	34,347	31,914
Total commissions earned on sales of Class A	$162,391	$4,990	$869,747	$40,675	$37,827
Class C commission advances by the Distributor	$45,805	$172	$267,727	$2,797	$11,659
Class C CDSCs received by the Distributor	2,103	57	20,338	172	652

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2018

NOTE 4 - CAPITAL STOCK

At December 31, 2018, there were 10 billion shares of capital stock ($0.01 par value per share) authorized, of which 450 million shares each are designated to Davis Opportunity Fund, Davis Financial Fund, and Davis Appreciation & Income Fund, 350 million shares each are designated to Davis Government Bond Fund and Davis Real Estate Fund, and 4.6 billion shares are designated to Davis Government Money Market Fund. As of May 1, 2013, Class B shares were no longer offered for new purchases and were closed by conversion into Class A shares on August 31, 2017. Transactions in capital stock were as follows:

	Year ended December 31, 2018
	Sold	Reinvestment of Distributions	Redeemed	Net Increase (Decrease)
Davis Opportunity Fund
Shares: Class A	2,705,653*	1,159,193	(2,300,756)		1,564,090
Class C	453,451	217,459	(2,439,457)	*	(1,768,547)
Class Y	2,162,041	775,197	(2,747,235)		190,003
Value: Class A	$97,345,741*	$34,219,383	$(82,818,397)		$48,746,727
Class C	11,893,982	5,060,269	(75,117,343)	*	(58,163,092)
Class Y	83,049,540	24,178,388	(102,810,675)		4,417,253

Davis Government Bond Fund
Shares: Class A	3,244,610*	51,715	(3,056,093)		240,232
Class C	229,467	786	(811,758)	*	(581,505)
Class Y	81,694	5,305	(180,040)		(93,041)
Value: Class A	$17,129,126*	$273,078	$(16,135,258)		$1,266,946
Class C	1,209,020	4,145	(4,275,768)	*	(3,062,603)
Class Y	434,589	28,234	(958,632)		(495,809)

Davis Government Money Market Fund
Shares: Class A	238,083,776*	2,257,988	(268,617,029)		(28,275,265)
Class C	3,335,328	37,537	(4,002,143)	*	(629,278)
Class Y	4,948,184	99,414	(5,208,369)		(160,771)
Value: Class A	$238,083,776*	$2,257,988	$(268,617,029)		$(28,275,265)
Class C	3,335,328	37,537	(4,002,143)	*	(629,278)
Class Y	4,948,184	99,414	(5,208,369)		(160,771)

Davis Financial Fund
Shares: Class A	2,364,878*	793,324	(4,243,014)		(1,084,812)
Class C	706,465	302,525	(1,581,205)	*	(572,215)
Class Y	4,831,096	878,261	(4,981,124)		728,233
Value: Class A	$122,308,259*	$34,826,984	$(218,353,802)		$(61,218,559)
Class C	30,235,327	10,915,105	(66,365,840)	*	(25,215,408)
Class Y	259,094,214	39,785,233	(255,264,373)		43,615,074

Davis Appreciation & Income Fund
Shares: Class A	996,522*	26,051	(482,322)		540,251
Class C	136,962	1,050	(698,547)	*	(560,535)
Class Y	152,500	21,966	(231,691)		(57,225)
Value: Class A	$39,579,043*	$987,810	$(18,982,206)		$21,584,647
Class C	5,222,086	38,934	(28,671,101)	*	(23,410,081)
Class Y	6,045,767	843,396	(9,426,093)		(2,536,930)

Davis Real Estate Fund
Shares: Class A	548,186*	152,182	(689,987)		10,381
Class C	44,341	8,093	(285,489)	*	(233,055)
Class Y	849,592	86,246	(408,118)		527,720
Value: Class A	$21,868,849*	$5,476,166	$(26,324,920)		$1,020,095
Class C	1,687,709	289,418	(11,420,839)	*	(9,443,712)
Class Y	33,833,903	3,153,873	(16,320,148)		20,667,628

* Includes Class C to Class A conversions as disclosed in Note 1 of the Notes to Financial Statements.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2018

NOTE 4 - CAPITAL STOCK – (CONTINUED)

	Year ended December 31, 2017
	Sold	Reinvestment of Distributions	Redeemed	Net Increase (Decrease)
Davis Opportunity Fund
Shares: Class A	1,377,851	217,722	(1,768,600)	(173,027)
Class B*	2,302	–	(61,501)	(59,199)
Class C	237,904	102,555	(1,225,607)	(885,148)
Class Y	1,978,456	177,224	(2,498,065)	(342,385)
Value: Class A	$46,011,542	$7,840,160	$(59,496,105)	$(5,644,403)
Class B*	56,695	–	(1,559,388)	(1,502,693)
Class C	6,541,786	3,029,464	(34,438,151)	(24,866,901)
Class Y	69,053,922	6,683,100	(86,486,945)	(10,749,923)

Davis Government Bond Fund
Shares: Class A	2,045,253	26,432	(3,033,371)	(961,686)
Class B*	–	–	(163,340)	(163,340)
Class C	224,922	–	(997,948)	(773,026)
Class Y	226,556	3,980	(443,960)	(213,424)
Value: Class A	$10,975,394	$141,622	$(16,262,040)	$(5,145,024)
Class B*	–	–	(865,069)	(865,069)
Class C	1,203,416	–	(5,348,320)	(4,144,904)
Class Y	1,224,691	21,496	(2,397,413)	(1,151,226)

Davis Government Money Market Fund
Shares: Class A	250,529,826	691,587	(293,266,434)	(42,045,021)
Class B*	166,786	4,262	(4,833,154)	(4,662,106)
Class C	2,115,280	15,289	(3,716,679)	(1,586,110)
Class Y	11,306,525	30,880	(13,082,884)	(1,745,479)
Value: Class A	$250,529,826	$691,587	$(293,266,434)	$(42,045,021)
Class B*	166,786	4,262	(4,833,154)	(4,662,106)
Class C	2,115,280	15,289	(3,716,679)	(1,586,110)
Class Y	11,306,525	30,880	(13,082,884)	(1,745,479)

Davis Financial Fund
Shares: Class A	3,331,458	244,857	(2,927,873)	648,442
Class B*	3,527	–	(53,945)	(50,418)
Class C	1,286,476	90,802	(1,034,316)	342,962
Class Y	5,257,947	231,265	(2,053,813)	3,435,399
Value: Class A	$158,906,834	$12,595,448	$(140,053,042)	$31,449,240
Class B*	130,122	–	(2,067,436)	(1,937,314)
Class C	51,506,110	3,892,696	(41,379,777)	14,019,029
Class Y	260,007,613	12,252,406	(101,795,000)	170,465,019

Davis Appreciation & Income Fund
Shares: Class A	261,970	20,770	(598,741)	(316,001)
Class B*	1,518	–	(38,299)	(36,781)
Class C	36,108	1,555	(622,373)	(584,710)
Class Y	248,972	20,274	(331,205)	(61,959)
Value: Class A	$9,703,123	$782,154	$(21,912,554)	$(11,427,277)
Class B*	53,707	–	(1,391,872)	(1,338,165)
Class C	1,328,909	58,364	(22,778,330)	(21,391,057)
Class Y	9,200,732	766,433	(12,201,518)	(2,234,353)

Davis Real Estate Fund
Shares: Class A	280,564	146,419	(882,835)	(455,852)
Class B*	–	–	(43,136)	(43,136)
Class C	13,101	19,582	(198,569)	(165,886)
Class Y	166,515	54,422	(142,402)	78,535
Value: Class A	$11,135,739	$5,792,148	$(34,785,135)	$(17,857,248)
Class B*	–	–	(1,705,557)	(1,705,557)
Class C	513,518	773,886	(7,888,983)	(6,601,579)
Class Y	6,713,248	2,183,165	(5,726,792)	3,169,621

* For the period from January 1, 2017 through August 31, 2017 (conversion of Class into A shares).

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2018

NOTE 5 - BANK BORROWINGS

Each Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. Each Fund has entered into an agreement, which enables it to participate with certain other funds managed by the Adviser in an unsecured line of credit with a bank, which permits borrowings of up to $50 million, collectively. Interest is charged based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the one month LIBOR Rate, plus 1.25%. Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund had no borrowings during the year ended December 31, 2018.

NOTE 6 - SECURITIES LOANED

Davis Opportunity Fund and Davis Financial Fund have entered into a securities lending arrangement with State Street Bank. Under the terms of the agreement, the Funds receive fee income from lending transactions; in exchange for such fees, State Street Bank is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal to the value of the securities loaned. As of December 31, 2018, the Funds did not have any securities on loan. The Funds bear the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

NOTE 7 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are fair valued under methods approved by the Board of Directors. The aggregate value of restricted securities in Davis Opportunity Fund amounted to $59,179,088 or 11.34% of the Fund’s net assets as of December 31, 2018. Information regarding restricted securities is as follows:
Fund	Security	Initial Acquisition Date	Units/Shares	Cost per Unit/Share	Valuation per Unit/Share as of December 31, 2018
Davis Opportunity Fund	ASAC II L.P.	10/10/13	116,129	$1.00	$0.9773

Davis Opportunity Fund	Didi Chuxing Joint Co., Series A, Pfd.	07/27/15	416,153	$27.7507	$46.50

Davis Opportunity Fund	Didi Chuxing Joint Co., Series B, Pfd.	05/16/17	52,649	$50.9321	$46.50

Davis Opportunity Fund	Grab Holdings Inc., Series F, Pfd.	08/24/16	2,911,103	$4.8191	$6.1629

Davis Opportunity Fund	Grab Holdings Inc., Series G, Pfd.	08/02/17	1,406,824	$5.5419	$6.1629

Davis Opportunity Fund	Missfresh Ltd., Series E, Pfd.	08/30/18	2,487,069	$4.2843	$4.2843

DAVIS SERIES, INC.

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Opportunity Fund Class A:
Year ended December 31, 2018	$37.01	$0.11[d]	$(4.91)	$(4.80)
Year ended December 31, 2017	$30.90	$0.01[d]	$7.10	$7.11
Year ended December 31, 2016	$27.45	$0.01[d]	$4.20	$4.21
Year ended December 31, 2015	$31.73	$0.01[d]	$1.59	$1.60
Year ended December 31, 2014	$33.20	$–[d,e]	$2.36	$2.36
Davis Opportunity Fund Class C:
Year ended December 31, 2018	$30.36	$(0.14)[d]	$(3.97)	$(4.11)
Year ended December 31, 2017	$25.66	$(0.21)[d]	$5.87	$5.66
Year ended December 31, 2016	$23.08	$(0.18)[d]	$3.52	$3.34
Year ended December 31, 2015	$27.79	$(0.22)[d]	$1.39	$1.17
Year ended December 31, 2014	$29.74	$(0.24)[d]	$2.10	$1.86
Davis Opportunity Fund Class Y:
Year ended December 31, 2018	$38.77	$0.21[d]	$(5.17)	$(4.96)
Year ended December 31, 2017	$32.32	$0.10[d]	$7.44	$7.54
Year ended December 31, 2016	$28.61	$0.07[d]	$4.40	$4.47
Year ended December 31, 2015	$32.77	$0.08[d]	$1.64	$1.72
Year ended December 31, 2014	$34.17	$0.09[d]	$2.43	$2.52
Davis Government Bond Fund Class A:
Year ended December 31, 2018	$5.33	$0.05[d]	$(0.03)	$0.02
Year ended December 31, 2017	$5.35	$0.01[d]	$–	$0.01
Year ended December 31, 2016	$5.40	$0.01[d]	$(0.02)	$(0.01)
Year ended December 31, 2015	$5.42	$0.01[d]	$0.01	$0.02
Year ended December 31, 2014	$5.42	$0.04[d]	$0.02	$0.06
Davis Government Bond Fund Class C:
Year ended December 31, 2018	$5.31	$–[d,e]	$(0.02)	$(0.02)
Year ended December 31, 2017	$5.35	$(0.03)[d]	$(0.01)	$(0.04)
Year ended December 31, 2016	$5.40	$(0.03)[d]	$(0.02)	$(0.05)
Year ended December 31, 2015	$5.42	$(0.02)[d]	$–	$(0.02)
Year ended December 31, 2014	$5.42	$(0.01)[d]	$0.03	$0.02
Davis Government Bond Fund Class Y:
Year ended December 31, 2018	$5.37	$0.06[d]	$(0.02)	$0.04
Year ended December 31, 2017	$5.40	$0.03[d]	$(0.02)	$0.01
Year ended December 31, 2016	$5.44	$0.03[d]	$(0.02)	$0.01
Year ended December 31, 2015	$5.47	$0.04[d]	$–	$0.04
Year ended December 31, 2014	$5.46	$0.06[d]	$0.03	$0.09

Financial Highlights

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[a]	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratio[b]	Net Investment Income (Loss) Ratio	Portfolio Turnover[c]

$–	$(4.11)	$–	$(4.11)	$28.10	(13.50)%	$290,970	0.94%	0.94%	0.28%	44%
$(0.04)	$(0.96)	$–	$(1.00)	$37.01	23.09%	$325,410	0.95%	0.95%	0.03%	18%
$–	$(0.76)	$–	$(0.76)	$30.90	15.26%	$277,040	0.95%	0.95%	0.03%	61%
$–	$(5.88)	$–	$(5.88)	$27.45	4.91%	$267,348	0.96%	0.96%	0.02%	39%
$(0.02)	$(3.81)	$–	$(3.83)	$31.73	7.31%[f]	$305,755	0.97%	0.97%	0.01%	40%

$–	$(4.11)	$–	$(4.11)	$22.14	(14.19)%	$33,186	1.71%	1.71%	(0.49)%	44%
$–	$(0.96)	$–	$(0.96)	$30.36	22.16%	$99,190	1.73%	1.73%	(0.75)%	18%
$–	$(0.76)	$–	$(0.76)	$25.66	14.38%	$106,562	1.75%	1.74%	(0.76)%	61%
$–	$(5.88)	$–	$(5.88)	$23.08	4.05%	$102,653	1.75%	1.75%	(0.77)%	39%
$–	$(3.81)	$–	$(3.81)	$27.79	6.47%[f]	$103,635	1.75%	1.75%	(0.77)%	40%

$–	$(4.11)	$–	$(4.11)	$29.70	(13.30)%	$197,887	0.69%	0.69%	0.53%	44%
$(0.13)	$(0.96)	$–	$(1.09)	$38.77	23.42%	$250,973	0.70%	0.70%	0.28%	18%
$–	$(0.76)	$–	$(0.76)	$32.32	15.55%	$220,325	0.71%	0.70%	0.28%	61%
$–	$(5.88)	$–	$(5.88)	$28.61	5.12%	$166,721	0.73%	0.73%	0.25%	39%
$(0.11)	$(3.81)	$–	$(3.92)	$32.77	7.58%[f]	$169,390	0.72%	0.72%	0.26%	40%

$(0.06)	$–	$–	$(0.06)	$5.29	0.42%	$25,297	1.13%	1.12%	0.91%	28%
$(0.03)	$–	$–	$(0.03)	$5.33	0.21%	$24,178	1.14%	1.14%	0.24%	7%
$(0.04)	$–	$–	$(0.04)	$5.35	(0.26)%	$29,442	1.03%	0.97%	0.26%	65%
$(0.04)	$–	$–	$(0.04)	$5.40	0.38%	$30,733	1.05%	1.05%	0.25%	25%
$(0.06)	$–	$–	$(0.06)	$5.42	1.14%	$43,232	0.90%	0.90%	0.64%	53%

$(0.01)	$–	$–	$(0.01)	$5.28	(0.32)%	$2,026	1.98%	1.97%	0.06%	28%
$–	$–	$–	$–	$5.31	(0.75)%	$5,126	1.91%	1.91%	(0.53)%	7%
$–	$–	$–	$–	$5.35	(0.93)%	$9,294	1.81%	1.75%	(0.52)%	65%
$–[e]	$–	$–	$–[e]	$5.40	(0.29)%	$13,193	1.75%	1.75%	(0.45)%	25%
$(0.02)	$–	$–	$(0.02)	$5.42	0.31%	$10,113	1.69%	1.69%	(0.15)%	53%

$(0.07)	$–	$–	$(0.07)	$5.34	0.83%	$1,980	0.94%	0.91%	1.12%	28%
$(0.04)	$–	$–	$(0.04)	$5.37	0.27%	$2,493	0.91%	0.91%	0.47%	7%
$(0.05)	$–	$–	$(0.05)	$5.40	0.20%	$3,656	0.71%	0.65%	0.58%	65%
$(0.07)	$–	$–	$(0.07)	$5.44	0.68%	$14,180	0.57%	0.57%	0.73%	25%
$(0.08)	$–	$–	$(0.08)	$5.47	1.73%	$26,925	0.50%	0.50%	1.04%	53%

DAVIS SERIES, INC.

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Government Money Market Fund Class A, C, and Y:
Year ended December 31, 2018	$1.000	$0.013	$–	$0.013
Year ended December 31, 2017	$1.000	$0.004	$–	$0.004
Year ended December 31, 2016	$1.000	$0.001	$–	$0.001
Year ended December 31, 2015	$1.000	$0.001	$–	$0.001
Year ended December 31, 2014	$1.000	$–[h]	$–	$–[h]
Davis Financial Fund Class A:
Year ended December 31, 2018	$51.94	$0.54[d]	$(6.51)	$(5.97)
Year ended December 31, 2017	$44.57	$0.21[d]	$8.37	$8.58
Year ended December 31, 2016	$39.39	$0.29[d]	$5.64	$5.93
Year ended December 31, 2015	$39.59	$0.23[d]	$0.46	$0.69
Year ended December 31, 2014	$39.20	$0.29[d]	$4.80	$5.09
Davis Financial Fund Class C:
Year ended December 31, 2018	$43.27	$0.12[d]	$(5.37)	$(5.25)
Year ended December 31, 2017	$37.44	$(0.13)[d]	$7.00	$6.87
Year ended December 31, 2016	$33.22	$(0.04)[d]	$4.72	$4.68
Year ended December 31, 2015	$33.63	$(0.11)[d]	$0.40	$0.29
Year ended December 31, 2014	$33.97	$(0.06)[d]	$4.14	$4.08
Davis Financial Fund Class Y:
Year ended December 31, 2018	$53.50	$0.68[d]	$(6.71)	$(6.03)
Year ended December 31, 2017	$45.88	$0.34[d]	$8.62	$8.96
Year ended December 31, 2016	$40.52	$0.37[d]	$5.83	$6.20
Year ended December 31, 2015	$40.70	$0.29[d]	$0.49	$0.78
Year ended December 31, 2014	$40.18	$0.35[d]	$4.95	$5.30
Davis Appreciation & Income Fund Class A:
Year ended December 31, 2018	$39.80	$0.42[d]	$(3.59)	$(3.17)
Year ended December 31, 2017	$34.51	$0.35[d]	$5.27	$5.62
Year ended December 31, 2016	$31.96	$0.32[d]	$2.61	$2.93
Year ended December 31, 2015	$36.02	$0.38[d]	$(4.06)	$(3.68)
Year ended December 31, 2014	$34.53	$0.38[d]	$1.48	$1.86
Davis Appreciation & Income Fund Class C:
Year ended December 31, 2018	$39.94	$0.15[d]	$(3.63)	$(3.48)
Year ended December 31, 2017	$34.64	$0.10[d]	$5.26	$5.36
Year ended December 31, 2016	$32.08	$0.04[d]	$2.63	$2.67
Year ended December 31, 2015	$36.15	$0.08[d]	$(4.07)	$(3.99)
Year ended December 31, 2014	$34.69	$0.07[d]	$1.49	$1.56
Davis Appreciation & Income Fund Class Y:
Year ended December 31, 2018	$39.98	$0.56[d]	$(3.62)	$(3.06)
Year ended December 31, 2017	$34.66	$0.48[d]	$5.30	$5.78
Year ended December 31, 2016	$32.10	$0.38[d]	$2.63	$3.01
Year ended December 31, 2015	$36.18	$0.45[d]	$(4.08)	$(3.63)
Year ended December 31, 2014	$34.68	$0.42[d]	$1.50	$1.92

Financial Highlights – (Continued)

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[a]	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratio[b]	Net Investment Income (Loss) Ratio	Portfolio Turnover[c]

$(0.013)	$–	$–	$(0.013)	$1.000	1.30%	$183,689	0.58%[g]	0.58%[g]	1.27%	NA
$(0.004)	$–	$–	$(0.004)	$1.000	0.35%	$212,755	0.62%[g]	0.60%[g]	0.34%	NA
$(0.001)	$–	$–	$(0.001)	$1.000	0.08%	$262,793	0.70%	0.38%	0.08%	NA
$(0.001)	$–	$–	$(0.001)	$1.000	0.06%	$225,151	0.70%	0.10%	0.06%	NA
$–[h]	$–	$–	$–[h]	$1.000	0.03%	$234,337	0.62%	0.07%	0.04%	NA

$(0.51)	$(3.26)	$–	$(3.77)	$42.20	(11.78)%	$463,024	0.94%	0.94%	1.04%	18%
$(0.17)	$(1.04)	$–	$(1.21)	$51.94	19.27%	$626,153	0.98%	0.98%	0.43%	7%
$(0.29)	$(0.46)	$–	$(0.75)	$44.57	15.04%	$508,457	0.92%	0.92%	0.72%	17%
$(0.19)	$(0.70)	$–	$(0.89)	$39.39	1.74%	$609,519	0.86%	0.86%	0.58%	5%
$(0.28)	$(4.42)	$–	$(4.70)	$39.59	13.01%	$560,905	0.86%	0.86%	0.72%	32%

$(0.09)	$(3.26)	$–	$(3.35)	$34.67	(12.43)%	$122,240	1.70%	1.70%	0.28%	18%
$–	$(1.04)	$–	$(1.04)	$43.27	18.38%	$177,326	1.73%	1.73%	(0.32)%	7%
$–	$(0.46)	$–	$(0.46)	$37.44	14.08%	$140,605	1.74%	1.74%	(0.10)%	17%
$–	$(0.70)	$–	$(0.70)	$33.22	0.86%	$110,457	1.75%	1.75%	(0.31)%	5%
$–	$(4.42)	$–	$(4.42)	$33.63	12.03%	$79,140	1.76%	1.76%	(0.18)%	32%

$(0.65)	$(3.26)	$–	$(3.91)	$43.56	(11.55)%	$496,436	0.70%	0.70%	1.28%	18%
$(0.30)	$(1.04)	$–	$(1.34)	$53.50	19.56%	$570,816	0.72%	0.72%	0.69%	7%
$(0.38)	$(0.46)	$–	$(0.84)	$45.88	15.27%	$331,889	0.72%	0.72%	0.92%	17%
$(0.26)	$(0.70)	$–	$(0.96)	$40.52	1.91%	$192,596	0.71%	0.71%	0.73%	5%
$(0.36)	$(4.42)	$–	$(4.78)	$40.70	13.20%	$89,443	0.70%	0.70%	0.88%	32%

$(0.40)	$–	$–	$(0.40)	$36.23	(8.02)%	$108,613	1.01%	1.01%	1.07%	54%
$(0.33)	$–	$–	$(0.33)	$39.80	16.35%	$97,806	1.02%	1.02%	0.97%	19%
$(0.38)	$–	$–	$(0.38)	$34.51	9.20%	$95,709	0.91%	0.90%	0.98%	109%[i]
$(0.38)	$–	$–	$(0.38)	$31.96	(10.27)%	$172,111	0.87%	0.87%	1.08%	32%
$(0.37)	$–	$–	$(0.37)	$36.02	5.37%	$217,723	0.87%	0.87%	1.05%	20%

$(0.12)	$–	$–	$(0.12)	$36.34	(8.72)%	$11,172	1.76%	1.76%	0.32%	54%
$(0.06)	$–	$–	$(0.06)	$39.94	15.48%	$34,668	1.76%	1.76%	0.23%	19%
$(0.11)	$–	$–	$(0.11)	$34.64	8.33%	$50,316	1.75%	1.74%	0.14%	109%i
$(0.08)	$–	$–	$(0.08)	$32.08	(11.04)%	$70,140	1.72%	1.72%	0.23%	32%
$(0.10)	$–	$–	$(0.10)	$36.15	4.48%	$66,212	1.72%	1.72%	0.20%	20%

$(0.53)	$–	$–	$(0.53)	$36.39	(7.72)%	$60,702	0.68%	0.68%	1.40%	54%
$(0.46)	$–	$–	$(0.46)	$39.98	16.75%	$68,974	0.69%	0.69%	1.30%	19%
$(0.45)	$–	$–	$(0.45)	$34.66	9.44%	$61,950	0.70%	0.69%	1.19%	109%[i]
$(0.45)	$–	$–	$(0.45)	$32.10	(10.11)%	$61,583	0.68%	0.68%	1.27%	32%
$(0.42)	$–	$–	$(0.42)	$36.18	5.52%	$38,551	0.72%	0.72%	1.20%	20%

DAVIS SERIES, INC.

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Real Estate Fund Class A:
Year ended December 31, 2018	$39.70	$0.81[d]	$(2.60)	$(1.79)
Year ended December 31, 2017	$38.82	$0.58[d]	$2.62	$3.20
Year ended December 31, 2016	$35.96	$0.43[d]	$3.06	$3.49
Year ended December 31, 2015	$35.79	$0.37[d]	$0.23	$0.60
Year ended December 31, 2014	$28.41	$0.40[d]	$7.42	$7.82
Davis Real Estate Fund Class C:
Year ended December 31, 2018	$39.69	$0.48[d]	$(2.59)	$(2.11)
Year ended December 31, 2017	$38.81	$0.28[d]	$2.58	$2.86
Year ended December 31, 2016	$35.97	$0.06[d]	$3.07	$3.13
Year ended December 31, 2015	$35.79	$0.04[d]	$0.25	$0.29
Year ended December 31, 2014	$28.41	$0.11[d]	$7.43	$7.54
Davis Real Estate Fund Class Y:
Year ended December 31, 2018	$40.25	$0.91[d]	$(2.63)	$(1.72)
Year ended December 31, 2017	$39.33	$0.66[d]	$2.68	$3.34
Year ended December 31, 2016	$36.44	$0.43[d]	$3.17	$3.60
Year ended December 31, 2015	$36.26	$0.42[d]	$0.26	$0.68
Year ended December 31, 2014	$28.78	$0.44[d]	$7.56	$8.00

[a]
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

[b]	The ratios in this column reflect the impact, if any, of certain reimbursements and/or waivers.

[c]
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

[d]	Per share calculations were based on average shares outstanding for the period.

[e]	Less than $0.005 per share.

Financial Highlights – (Continued)

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[a]	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratio[b]	Net Investment Income (Loss) Ratio	Portfolio Turnover[c]

$(0.86)	$(1.30)	$–	$(2.16)	$35.75	(4.52)%	$124,763	0.97%	0.97%	2.09%	44%
$(0.37)	$(1.95)	$–	$(2.32)	$39.70	8.30%	$138,113	0.97%	0.97%	1.46%	23%
$(0.63)	$–	$–	$(0.63)	$38.82	9.71%	$152,733	0.93%	0.92%	1.08%	53%
$(0.43)	$–	$–	$(0.43)	$35.96	1.69%	$176,995	0.94%	0.94%	1.01%	93%
$(0.44)	$–	$–	$(0.44)	$35.79	27.68%	$198,029	0.96%	0.96%	1.21%	53%

$(0.53)	$(1.30)	$–	$(1.83)	$35.75	(5.30)%	$6,268	1.83%	1.83%	1.23%	44%
$(0.03)	$(1.95)	$–	$(1.98)	$39.69	7.40%	$16,209	1.81%	1.81%	0.62%	23%
$(0.29)	$–	$–	$(0.29)	$38.81	8.71%	$22,288	1.82%	1.81%	0.19%	53%
$(0.11)	$–	$–	$(0.11)	$35.97	0.83%	$23,940	1.81%	1.81%	0.14%	93%
$(0.16)	$–	$–	$(0.16)	$35.79	26.58%	$27,851	1.84%	1.84%	0.33%	53%

$(0.96)	$(1.30)	$–	$(2.26)	$36.27	(4.27)%	$62,874	0.74%	0.74%	2.32%	44%
$(0.47)	$(1.95)	$–	$(2.42)	$40.25	8.57%	$48,532	0.73%	0.73%	1.70%	23%
$(0.71)	$–	$–	$(0.71)	$39.33	9.90%	$44,330	0.73%	0.72%	1.28%	53%
$(0.50)	$–	$–	$(0.50)	$36.44	1.92%	$39,148	0.74%	0.74%	1.21%	93%
$(0.52)	$–	$–	$(0.52)	$36.26	27.96%	$33,548	0.74%	0.74%	1.43%	53%

[f]
Davis Opportunity Fund’s performance benefited from IPO purchases, adding approximately 1% to the Fund’s total return in 2014. After purchase, the IPOs rapidly increased in value. The Adviser purchases shares intending to benefit from long-term growth of the underlying company; the rapid appreciation of the IPOs were unusual occurrences. Such performance may not continue in the future.

[g]
Includes the recapture of expenses reimbursed from prior fiscal years. Excluding the recapture of prior reimbursed expenses, the gross and net expense ratios for the year ended December 31, 2018 would have both been 0.49%, and in the year ended December 31, 2017 would have been 0.55% and 0.52%, respectively.

[h]	Less than $0.0005 per share.

[i]	As a result of the change in portfolio management on July 1, 2016, portfolio turnover was unusually high.

See Notes to Financial Statements

DAVIS SERIES, INC.	Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
Davis Series, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund (each a series of Davis Series, Inc.) (the “Funds”), including the schedules of investments, as of December 31, 2018, the related statements of operations for the year then ended, the statement of cash flows for Davis Opportunity Fund for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2018, the results of their operations for the year then ended, the cash flows for Davis Opportunity Fund for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have served as the auditor of one or more Davis Funds investment companies since 1998.

Denver, Colorado
February 22, 2019

DAVIS SERIES, INC.	Federal Income Tax Information (Unaudited)

In early 2019, shareholders will receive information regarding all dividends and distributions paid to them by the Funds during the calendar year 2018. Regulations of the U.S. Treasury Department require the Funds to report this information to the Internal Revenue Service.

The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2018 with their 2018 Form 1099-DIV.

The information is presented to assist shareholders in reporting dividends and distributions received from the Funds to the Internal Revenue Service. Because of the complexity of the federal regulations that may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax adviser for specific guidance.

Each Fund designates the following amounts distributed during the calendar year ended December 31, 2018, as dividends eligible for the corporate dividends-received deduction, qualified dividend income, qualified business income deduction, and long-term capital gain distributions.

	Davis Opportunity Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Income dividends	$2,933,613	$13,000,134	$1,970,090	$6,530,768
Income qualifying for corporate dividends-received deduction	$2,913,600	$13,000,134	$1,970,090	$989
	99%	100%	100%	0.02%
Qualified dividend income	$2,933,613	$13,000,134	$1,970,090	$126,915
	100%	100%	100%	2%
Section 199A - Qualified business income deduction	$–	$–	$–	$4,371,786
				98%
Long-term capital gain distributions*	$64,050,661	$82,170,515	$–	$4,663,105

*Davis Opportunity Fund, Davis Financial Fund, and Davis Real Estate Fund designated long-term capital gain distributions in the amount of $73,972,263, $94,353,829, and $5,404,219, respectively. The Funds utilized equalization accounting for tax purposes, whereby a portion of redemption payments were treated as distributions of long-term capital gain.

DAVIS SERIES, INC.	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We may also gather information through the use of “cookies” when you visit our website. These files help us to recognize repeat visitors and allow easy access to and use of the website. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Funds will mail only one copy of each prospectus, Annual, and Semi-Annual Report to shareholders having the same last name and address on the Funds’ records. The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expense. If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Davis Funds by phone at 1-800-279-0279. Individual copies of current prospectuses and reports will be sent to you within 30 days after the Funds receive your request to stop householding.

DAVIS SERIES, INC.	Directors and Officers

For the purpose of their service as Directors to the Davis Funds, the business address for each of the Directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Subject to exceptions and exemptions, which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-eight (78).

Name, Date of Birth, Position(s) Held with Funds, Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen	Other Directorships
Independent Directors

Marc P. Blum (09/09/42) Director since 1986	Chief Executive Officer, World Total Return Fund, LLLP; of Counsel to Gordon Feinblatt LLC (law firm).	13	Director, Rodney Trust Company (trust and asset management company).

John S. Gates Jr. (08/02/53) Director since 2007	Chairman and Chief Executive Officer of PortaeCo LLC (private investment company).	13	Director, Care Capital Properties (REIT); Trustee, DCT Industrial Trust (REIT); Director, Miami Corp. (diversified investment company).

Thomas S. Gayner (12/16/61) Director since 2004 Chairman since 2009	Co-Chief Executive Officer and Director, Markel Corp. (diversified financial holding company).	13
Director, Graham Holdings Company (educational
and media company); Director, Colfax Corp.
(engineering and manufacturer of pumps and fluid
handling equipment); Director, Cable ONE Inc. (cable
service provider).

Samuel H. Iapalucci (07/19/52) Director since 2006	Retired; Executive Vice President and Chief Financial Officer, CH2M-HILL Companies, Ltd. (engineering) until 2008.	13	None

Robert P. Morgenthau (03/22/57) Director since 2002	Principal, Spears Abacus Advisors, LLC (investment management firm) since 2011; Chairman, NorthRoad Capital Management, LLC (investment management firm) 2002-2011.	13	None

Marsha C. Williams (03/28/51) Director since 1999	Retired; Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-service provider) 2007-2010.	13
Lead Independent Director, Modine Manufacturing
Company (heat transfer technology); Director,
McDermott International, Inc. (industrial construction
and engineering); Lead Independent Director, Fifth
Third Bancorp (diversified financial services).

Interested Directors*

Andrew A. Davis (06/25/63) Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; President, Davis Selected Advisers, L.P., and also serves as an Executive Officer of certain companies affiliated with the Adviser.	16	Director, Selected Funds (consisting of two portfolios) since 1998; Trustee, Clipper Funds Trust (consisting of one portfolio) since 2014.

Christopher C. Davis (07/13/65) Director since 1997	President or Vice President of each Davis Fund, Selected Fund, Clipper Fund, and Davis Fundamental ETF; Chairman, Davis Selected Advisers, L.P., and also serves as an Executive Officer of certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC.	16
Director, Selected Funds (consisting of two
portfolios) since 1998; Trustee, Clipper Funds Trust
(consisting of one portfolio) since 2014; Lead
Independent Director, Graham Holdings Company
(educational and media company); Director, The Coca
Cola Company (beverage company).

* Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Andrew A. Davis (born 06/25/63, Davis Funds officer since 1997). See description in the section on Interested Directors.

Christopher C. Davis (born 07/13/65, Davis Funds officer since 1997). See description in the section on Interested Directors.

Kenneth C. Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Trustee/Chairman, Executive Vice President, and Principal Executive Officer of Davis Fundamental ETF Trust (consisting of four portfolios); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an Executive Officer of certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Randi J. Roessler (born 06/26/81, Davis Funds officer since 2018). Vice President and Chief Compliance Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an Executive Officer of certain companies affiliated with the Adviser.

Ryan M. Charles (born 07/25/78, Davis Funds officer since 2014). Vice President and Secretary of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President, Chief Legal Officer, and Secretary, Davis Selected Advisers, L.P., and also serves as an Executive Officer of certain companies affiliated with the Adviser.

DAVIS SERIES, INC.

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
DST Asset Manager Solutions, Inc.
c/o The Davis Funds
P.O. Box 219197
Kansas City, Missouri 64121-9197

Overnight Address:
430 West 7th Street, Suite 219197
Kansas City, Missouri 64105-1407

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
1225 Seventeenth Street, Suite 800
Denver, Colorado 80202

For more information about Davis Series, Inc., including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Funds’ Statement of Additional Information contains additional information about the Funds’ Directors and is available without charge, upon request, by calling 1-800-279-0279 and on the Funds’ website at www.davisfunds.com. Quarterly Fact Sheets are available on the Funds’ website at www.davisfunds.com.

ITEM 2.  CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the code of ethics is filed as an exhibit to this form N-CSR.

No waivers were granted to this code of ethics during the period covered by this report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s board of directors has determined that independent trustee Marsha Williams qualifies as the “audit committee financial expert”, as defined in Item 3 of form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)
Audit Fees. The aggregate Audit Fees billed by KPMP LLP (“KPMG”) for professional    services rendered for the audits of the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ends December 31, 2018 and December 31, 2017 were $168,380 and $161,915, respectively.

(b)
Audit-Related Fees. The aggregate Audit-Related Fees billed by KPMG for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the fund financial statements, but not reported as Audit Fees for fiscal year ends December 31, 2018 and December 31, 2017 were $0 and $0, respectively.

(c)
Tax Fees. The aggregate Tax Fees billed by KPMG for professional services rendered for tax compliance, tax advice and tax planning for the fiscal year ends December 31, 2018 and December 31, 2017 were $51,955 and $43,591, respectively.

Fees included in the Tax Fee category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit.  These services include preparation of tax returns, tax advice related to mergers and a review of the fund income and capital gain distributions.

(d)
All Other Fees.  The aggregate Other Fees billed by KPMG for all other non-audit services rendered to the fund for the fiscal year ends December 31, 2018 and December 31, 2017 were $0 and $165, respectively.

(e)(1)
Audit Committee Pre-Approval Policies and Procedures.

The fund Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the funds.  Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The fund Audit Committee has adopted a policy whereby audit and non-audit services performed by the fund independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings.  If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(e)(2)	No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-1 of Regulation S-X.

(f)	Not applicable
(g)
The Funds’ independent accountant did not provide any services to the investment advisor or any affiliate for the fiscal years ended December 31, 2018 and December 31, 2017.  The fund has not paid any fees for non-audit not previously disclosed in items 4 (b) – (d).

(h)
The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  No such services were rendered.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.  SCHEDULE OF INVESTMENTS

(a)	Not Applicable. The complete Schedule of Investments is included in Item 1 of this Form N-CSR

(b)	Not Applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11.  CONTROLS AND PROCUDURES

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls.

ITEM 13.  EXHIBITS

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed as an exhibit to this form N-CSR.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DAVIS SERIES, INC.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: February 22, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: February 22, 2019

By	/s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer and Principal Accounting Officer

Date: February 22, 2019